UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017.

Item 1.	Longleaf Partners Funds Annual Report at December 31, 2017.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

December 31, 2017

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price.

Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. Theserisks maybehigherwheninvestinginemergingmarkets. Diversification does not eliminate the risk of experiencing investmentlosses.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

Cautionary Statement

An index cannot be invested in directly.

Definitions

Active Share measures how much an equity portfolio’s holdings differ from those of the benchmark index.

Cap rate (capitalization rate) is the rate of return on a real estate investment property based on expected income.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

IPO is an initial public offering.

“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.

One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

Operating Cash Flow (OCF) measures cash generated by a company’s normal business operations.

Venture capital is financing that investors provide to start up companies and small businesses that are believed to have long term potential.

© 2017 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners

Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds	◾	1

Performance Summary	(Unaudited)

Average Annual Returns at December 31, 2017

	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	15.51%	9.43%	4.74%	7.31%	10.58%
S&P 500 Index	21.83	15.79	8.50	7.20	9.91
Small-Cap Fund (Inception 2/21/89)	8.99	12.60	8.79	10.35	11.02
Russell 2000 Index	14.65	14.12	8.71	7.89	9.80
International Fund (Inception 10/26/98)	24.23	6.99	1.37	na	7.89
MSCI EAFE Index	25.03	7.90	1.94	na	4.97
Global Fund (Inception 12/27/12)	26.33	9.63	na	na	9.61
MSCI World Index	22.40	11.64	na	na	11.66

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

As reported in the Prospectus dated May 1, 2017, the total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.95%, Small-Cap Fund 0.91%, International Fund 1.33%, and Global Fund 1.52%. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.50%, Small-Cap Fund 1.50%, International Fund 1.75%, and Global Fund 1.65%. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund’s expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

Longleaf Partners Funds	◾	2

Letter To Our Shareholders

For a second consecutive year, all four Longleaf Partners Funds delivered solid absolute results in 2017, with the Longleaf Partners, Longleaf Partners International and Longleaf Partners Global Funds exceeding our annual absolute goal of inflation plus 10%. The Global Fund also outperformed its benchmark index for the year. As is normally the case with our concentrated portfolios, business fundamentals at our companies largely accounted for performance. Our absolute returns were particularly notable in a market environment where stocks others call “growth” outperformed stocks categorized as “value” by over 1200 basis points (bps) in the U.S. and 700 bps elsewhere. Information Technology (IT) was a meaningful part of growth’s momentum as the sector far outpaced all others. This impacted our relative returns, as did our high cash balance in all four Funds throughout the year.

	2017	4Q
Partners Fund	15.51%	3.62%
S&P 500 Index	21.83	6.65
Small-Cap Fund	8.99	1.74
Russell 2000 Index	14.65	3.34
International Fund	24.23	-0.31
MSCI EAFE Index	25.03	4.23
Global Fund	26.33	2.64
MSCI World Index	22.40	5.51

Past performance does not guarantee future results.

Most investments positively contributed to our positive returns during the year. Several of our management partners drove value recognition through mergers, acquisitions, spin-offs, or asset sales, including at Scripps Networks, Fairfax Financial, Deltic Timber, United Technologies and CONSOL Energy in North America, CK Asset, Baidu, and Hopewell in Asia, and Stada in Europe. Some of our biggest performers benefitted as the time horizon arbitrage gap closed. Because stock prices normally reflect earnings expectations for several quarters, our approach of appraising value growth over 3-5 years often provides the opportunity to arbitrage short-term versus longer term assumptions. In 2017, we saw big gains when businesses that previously had non-earning assets (NEAs) as they had invested for future growth, such as Wynn Resorts, United Technologies, EXOR and Melco, or facing cyclical lows, like CNH and OCI just 12-24 months ago, had their capital projects start generating strong earnings and/or their business cycles begin to turn.

Our high cash position throughout the year, as well as our limited exposure to IT, dampened relative performance. Cash is a by-product of our disciplined process. It often grows in periods when many companies are rising closer to our appraisals and high market levels make strong businesses hard to find at deep discounts. Cash provides the ammunition to purchase new investments when they qualify and poses no risk of capital loss while we patiently search for the next opportunities that meet our strict criteria.

A narrow group of companies led the indices higher. This concentration lowered stock correlations, contributing to several new qualifiers and an expanded on-deck list for us, but weighing on our relative results during the year and the fourth quarter. We owned few IT investments — a large part of growth’s dominance over value — which was 2017’s strongest performing sector by far in the S&P 500, MSCI World, and MSCI EAFE indices. This single sector accounted for approximately 40% of the S&P 500’s and over 25% of the MSCI World’s one year return. Additionally, because U.S. companies have been fully priced for a while, the Partners, Small-Cap and Global Funds held a higher proportion of companies domiciled elsewhere that already pay less than the current 35% U.S. rate. We, therefore, did not benefit as much from the U.S. market rally driven by tax reform prospects. In the fourth quarter, as capital chased the momentum of IT and companies with higher U.S. tax rates and ignored a few good businesses, we bought four new companies at deep discounts across the Funds, as well as several qualifiers in our Asian and European regional strategies.

Temporarily holding cash or not participating in the broad areas driving markets may impact short-term relative results but has little long-term effect on concentrated, bottom-up owners of qualified public companies. Much more important to our investment outcomes are the businesses we own. Our largest holding across the Partners and Global Funds, and third largest in the Small-Cap Fund, CenturyLink (CTL - formerly Level 3), was one of our few investments that declined during the year, even though the stock rallied over 22% from its November low after CTL’s purchase of Level 3 closed. Throughout, our investment case grew more compelling. The merger of Level 3’s fiber network with Qwest’s assets that CTL had previously acquired created a uniquely competitive global fiber network that has particular strengths in the higher margin, growing Enterprise segment. Level 3’s CEO Jeff Storey becoming President and COO and eventual CEO of CTL and Sunit Patel maintaining the CFO position in the combined company were critical to our support for the deal. Their leadership makes us confident that CTL management will be able to drive mid single-digit Enterprise revenue growth at high contribution margins, cut costs substantially and deliver the projected $1 billion in deal synergies, much of which will be created by moving traffic onto the company’s combined network from third parties.

Longleaf Partners Funds	◾	3

Letter To Our Shareholders

Despite CTL’s stronger positioning, the stock price fell, in part because Level 3 customers delayed new purchases until it was clear who would lead the combined company. But the primary price pressure was due to fears that CTL would not be able to sustain its double-digit dividend yield (a valid concern without the Level 3 acquisition). This worry heightened after the stocks of two mostly unrelated and massively overleveraged regional operators which were more closely aligned with CTL’s legacy landline business than the fiber business, saw their stocks collapse after dividend cuts. Storey and Patel confirm that the dividend is safe based on the combined EBITDA of the Level 3 and CTL fiber networks, the synergies from the deal, and the use of Level 3’s net operating losses (NOLs) to reduce taxes. By our estimates, once the synergies are realized, the company should deliver over $3/share of Free Cash Flow (FCF) after capex, which will amply cover the $2.16 dividend. We see material additional upside not built into our appraisal based on Patel’s record of cost cutting after mergers and the multiple players that would benefit from owning this network. When the stock price dramatically disregarded the positive fundamentals and our assessment of CTL’s intrinsic value, management and the board appeared to share our enthusiasm as demonstrated by significant December insider purchases as soon as the blackout period that prohibited purchases was lifted.

Southeastern’s Private Equity Approach to Public Markets

CTL illustrates Southeastern’s long-term, engaged, concentrated, ownership-oriented value investment discipline. In many ways, our approach is more comparable to how private equity (PE) invests than to the strategies of most public equity managers. A number of our client partners characterize us as taking a PE approach to public markets. The characterization is especially relevant in today’s environment, where public equity markets are moving primarily due to momentum, passive flows, and broad optimism rather than on fundamentals. We would go a step further and say that, while our investment discipline is very similar to PE, we offer significant advantages, and the perceived “benefits” of PE – less reported volatility and market correlation – are a mirage.

Southeastern’s similarities to PE start with the basic view that we own businesses, not tradeable pieces of paper. We concentrate in our best ideas and, as a result of our deep dive research and engagement, know our companies intimately and work closely alongside our management partners. What we own is based on the bottom up fundamentals of a business without regard to the sectors or countries that are in a market index. We underwrite our appraisals in the same manner as PE, using discounted FCF and sum-of-the-parts valuations-calculations based on in-depth research that includes knowledge of competitors, key suppliers, major customers and company management. We own companies where we believe that the value will grow over the expected 3-5 year time horizon we have for being owners.

An important parallel to PE but large differentiator to most public equity managers is the emphasis we place on corporate managements/boards and our level of engagement with them. As significant owners of the business, when we believe it can be helpful, we use our over four decades of experience, cumulative knowledge and widespread global network to seek a positive investment outcome. As is true with PE, and as our 2017 performance illustrates, our returns are dependent on results and events at the limited number of businesses we own rather than broad market drivers.

While similar in approach, we believe the Longleaf Funds offer advantages to PE. Shareholders have more portfolio transparency, better liquidity, and a lower fee structure. More importantly, we believe that our risk/reward profile is much more attractive. First, rather than PE’s often recruiting temporary hired guns to run their businesses, in public companies we have the opportunity to partner with founders and owner-operators such as Li Ka-shing (CK Hutchison and CK Asset), John Elkann (EXOR), Fred Smith (FedEx) or John Malone (Formula One). These aligned managers not only have deep institutional knowledge, but true commitment to long-term value growth, given that their net worth is tied to the company. Second, PE does not have the ability to take advantage of manic public market prices that create a large margin of safety between the price paid and intrinsic worth. In fact, if buying a public company, PE usually pays a premium to the stock price and an amount relatively close to fair value. Third, by owning public equities, we have more flexibility to manage fund risk. For example, when a company has appreciated, leaving less margin of safety in the price, we can easily lock in some of our gains and reduce the weight of the company in our portfolio. Fourth, without a large discount to intrinsic value, PE takes on further risk by using leverage to amplify returns. While that approach makes the math work when things go well, as it has in the sustained U.S. bull market of the last almost 10 years, the leverage also quickly threatens permanent capital if the case turns negative and/or the multiples that people are willing to pay decline. A look at risk-adjusted or unlevered returns would make the case for PE even less compelling relative to owning public companies. A highly geared balance sheet also limits the flexibility of the underlying portfolio company both to go on offense and to endure challenges. Leverage is likely to become an even less attractive tool as interest rates rise and with the new U.S. limits on interest expense deductibility. Fifth, PE funds have a finite life that creates an incentive to invest capital and unwind investments, even at points in time when prices are unattractive.

Longleaf Partners Funds	◾	4

Letter To Our Shareholders

And, unwinding essentially requires the creation of some sort of transaction, whereas transactions are only one of the potential ways the Funds’ investments reach our appraisal values.

The primary perceived advantages of PE are related — less volatility and returns that are uncorrelated to public market equities. However, the numbers do not support the uncorrelated argument. When looking at the last approximately 30 years, U.S. private equity returns have been over 70% correlated to large cap U.S. equities, 65% correlated with U.S. small cap equities, and even 67% correlated to global equities. Over the last 5 years, U.S. PE returns and those of the U.S. large and small cap indices have been within a narrow range of 13.3% - 14.2%, with PE at the low end. Comparable correlation and return data for Non-U.S. Private Equity is difficult because the benchmark includes Venture Capital as well.

Some of the assumptions about low correlations are related to the lower volatility in PE’s reported returns. Cash flows, market shares, margins, and earnings of a publicly held company are not inherently more volatile than those of a privately held one. Because businesses are worth the earnings stream they produce, private and public companies should be worth similar multiples every day. But, because PE managers do not price daily, and the valuation methods they use are often based on their own internal views rather than an external daily mark to market, PE’s reported returns appear smoother than what the exact same company priced daily in public markets would be. Factors unrelated to the business can swing short-term stock prices, but PE pricing does not take that into account. A company owned by a PE fund for 5 years with a 60% return could report a consistent rate of approximately 10% returns per year, while that same company, if public, with the same 60% return over 5 years, would have been deemed “riskier” because the stock market repriced it every day. For those willing to take a 5+ year view of owning a business, price volatility is an opportunity, not a risk, and one which owners of publicly traded companies can much more readily exploit. It has never been clear to us why investors are more willing to take a longer term horizon in privately held leveraged businesses than in financially sound publicly held ones.

2017 Recap & Looking Ahead

Following double-digit returns in 2016, we delivered solid absolute returns in 2017, in spite of the dominance of momentum investing, abnormally low volatility in public equities (lower even than normal private equity smoothing), the ascendance of IT stocks and high cash balances. We also added several building blocks to the Funds for future compounding. As market correlations declined, particularly in the latter part of the year, we found more prospective qualifiers.

Owning publicly traded businesses using PE’s long-term, research-driven, and engaged approach makes us confident in the risk/reward proposition of the Funds over the next 5+ years, particularly relative to both the lofty valuations in public markets and the illiquid, levered profiles of PE funds. We have cash available to be nimble and a well-developed on-deck list of prospective businesses to own. Our investments have a margin of safety with stock prices on average at less than 75% of our conservative appraisals. Our companies’ values should continue to build from their FCF coupons, which we expect to grow over the next 3+ years because various businesses currently have temporarily depressed earnings, investments with returns that are 12-36 months out, or upside from the changes in the U.S. tax laws.

Most of our investees have the balance sheet strength to go on offense when opportunity is presented. Our management partners can continue to make intelligent capital allocation moves that are unrelated to, and therefore uncorrelated with, the broader stock market. Furthermore, be assured that we are prepared to be engaged with our corporate partners on your behalf to help generate the equity returns you and we expect. As the largest investor group in the Funds, your partners at Southeastern enter 2018 optimistic and wish you a Happy New Year.

Partners Fund	Longleaf Partners Funds	◾	5

Partners Fund Management Discussion

Longleaf Partners Fund delivered a strong absolute return of 15.51% in 2017 and 3.62% in the fourth quarter, exceeding our annual goal of inflation plus 10% for both periods and for the second consecutive year. Our discipline, which requires a material margin of safety between stock price and intrinsic worth, kept the Fund with high cash levels and out of most of the Information Technology (IT) sector that powered the index’s 6.65% return in the quarter and 21.83% for the year. Cash, which faced no risk of capital loss, and the Fund’s limited IT exposure accounted for almost all of the shortfall versus the index. The long-running bull market became more reminiscent of the late 1990s as IT dominated and started to leave other high quality companies with attractive discounts.

Most of our businesses contributed to the Fund’s solid absolute results. Investments that our management partners made in the last few years began to show anticipated returns including Wynn’s Palace Resort in Macau, new Ground distribution facilities at FedEx, Pratt and Whitney’s geared turbofan engines within United Technologies, and Fairfax’s investments in Asia. Substantial multi-year cost cutting programs also yielded results, moving margins up at CNH and FedEx’s Express unit. Our management partners pursued transactions to further entrench their competitive positions or capture value recognition. Scripps Networks sold at a solid price to Discovery Communications, United Technologies announced a plan to buy Rockwell Collins in September, and in the fourth quarter, CK Asset sold The Center, Hong Kong’s fifth tallest office building for an almost 2% capitalization rate — well above our carrying value. At the end of November, CONSOL Energy completed the split of its coal and gas businesses.

The absence of many detractors added to the Fund’s performance for the year and the fourth quarter. In the first half, Chesapeake declined along with other Exploration and Production companies as natural gas prices fell. Level 3, now CenturyLink (CTL), spent most of the year under price pressure with uncertainty over the deal’s outcome and skepticism over CTL’s dividend sustainability, but following the merger’s close and management’s renewed commitment to the dividend, the stock rebounded over 22% from its November low.

We focus on the fundamentals of the businesses we own rather than the stock market. In 2017, however, a few broad drivers had enough impact on the index strength that they are worth highlighting. As noted above, IT drove much of the S&P 500’s results. The sector far surpassed all others with a 38% gain and more than doubled any other sector’s contribution to performance. IT momentum chasing contributed to stocks that others define as “growth” far surpassing those categorized as “value,” 27% versus 15%. In the last four months, renewed optimism around the tax bill pushed up stocks. Companies in the index with current tax rates over 25% rose an average 12% since the end of August, whereas those with rates already lower gained just 6%.

We spent a good deal of time looking at the impact of the tax changes on our companies as well as how lower rates might affect other investment opportunities. In some cases, lower rates will benefit shareholders, but we believe the widespread earnings optimism is overblown. Companies in more competitive industries likely will give up any tax savings to customers through better pricing and/or to employees via higher wages and benefits, which was already demonstrated late in the year. The S&P 500’s multi-year run has resulted in our owning more qualifiers domiciled outside of the U.S. in the Partners Fund. We therefore did not participate as much in the tax rally because a number of our companies already pay lower rates or, in the case of CenturyLink, have net operating losses (NOLs) that offset taxes.

Portfolio activity ramped up in the latter half of the year. We sold three successful investments as the stocks reached our appraisals of their business values including T. Rowe Price in the fourth quarter, and exited one investment following a management change. More surprisingly, even as the market hit new highs, we bought four new companies — two in the last quarter. As a result, the Fund’s cash position ended the year at 23%, slightly lower than the balance held for most of 2017. Additionally, as fewer companies participated in the market’s new highs, our on-deck list of qualifiers grew.

Contributors/Detractors

(2017 Investment return; 2017 Fund contribution; Q4 Investment return; Q4 Fund contribution)

Wynn Resorts (+98%, +4.21%, +14%, +0.44%), the U.S. and Macau gaming company, was the largest contributor to the Fund’s 2017 performance with strong earnings growth in Macau and Las Vegas. Industry gross gaming revenues (GGR) in Macau accelerated in the second half of 2017 well beyond full year GGR growth expectations. With major infrastructure projects moving closer to completion, mass visits and spending increasing, and VIPs returning, concerns about potential over-supply from significant capacity additions in Macau turned into confidence that additional hotel and gaming properties will be well absorbed by the market. Steve Wynn continued to create future value with the Boston resort expected to open in 2019, new development around the Las Vegas golf course, and the chance to pursue

Partners Fund	Longleaf Partners Funds	◾	6

Partners Fund Management Discussion

casino development in Japan. After the stock more than tripled from its lows two years ago and moved closer to our assessment of the company’s value, we reduced the Fund’s position.

FedEx (+35%, +2.66%, +11%, +0.75%), the world-leading transportation and logistics company, added to the Fund’s strong fourth quarter and 2017 results. Express margins jumped to the company’s long-held goal of double-digit levels due to strong pricing and utilization of lower cost passenger plane space. Ground yield and volumes were strong, and margins seem to have finally bottomed after recent years of rapid expansion and investment. FedEx moved quickly to integrate acquired TNT into its global network as it deftly handled the effects of a significant TNT cyberattack. CEO Fred Smith continued to think far ahead and prioritize the business’s long-term competitive position, reinvesting most earnings into high-return expansions and improvements. We trimmed the Fund’s stake as the discount to intrinsic worth shrunk.

CNH Industrial (+57%, +2.49%, +12%, +0.55%), the maker of Case and New Holland agriculture equipment (Ag) and Iveco trucks (CV), helped the Fund’s fourth quarter and full year results. After declining for three years, Ag staged a turnaround with Q3 sales growing 12% year-over-year and operating profit margin expanding by 130 basis points. Accordingly, fiscal year 2017 sales and earnings guidance saw meaningful upgrades. The Ag cycle in the U.S. seems to have hit an inflection point in 2017 after peaking in 2013. CNHI management successfully balanced channel inventory while taking costs out during the decline. When U.S. Ag volumes (especially for high horsepower tractors and combines) recover from the current trough levels, the operating leverage on incremental sales will be highly margin accretive. In addition, CNHI was upgraded to an investment grade rating by S&P and Fitch, an important milestone that should allow the company to tap the commercial paper market, lower interest expense, extend the debt maturity profile and potentially release over $1 billion of excess capital in time, which our management partners could return to shareholders in the form of dividends and buybacks. We cut the Fund’s exposure to CNH as the gap between price and value narrowed following the positive company developments and stock’s more than doubling since its bottom almost two years ago.

Alphabet (+36%, +2.23%, +10%, +0.56%), the diversified internet company with strong positions worldwide in search (Google), video (YouTube), mobile (Android), and more, was among the largest Fund contributors for the fourth quarter and the year. As the discount to intrinsic worth closed, we trimmed, although the Fund maintained a full position because of the company’s strong value growth. Revenues in the U.S. and Europe grew in excess of

20% and over 30% around the rest of the world as the search moat widened. Google still has significant opportunities to expand its share of advertisers’ total spend beyond its current level. The company made significant progress towards monetizing the fifth of the world’s population who watch YouTube every month by improving advertising interactions and separating brands from the site’s worst content after a minor scandal. Despite the stock’s outperformance during our almost three years of ownership, frightening “FAANG” (Facebook, Apple, Amazon, Netflix, Google) hype and frothy IT valuations, Alphabet still sells below our conservative appraisal, which does not give credit for significant additional upside. Transformative work in 2017 could become future sources of value, including Artificial Intelligence applications for Photos and Cloud, Waymo autonomous cars, world-leading map software, emerging-market Android mobile penetration, and Verily Life Sciences’ global partnerships and expansion.

CK Asset (+46%, +2.08%, +6%, +0.33%), the Hong Kong based asset holding company, was one of the top contributors for the fourth quarter and year. The company achieved strong volumes of residential property sales in both Hong Kong and mainland China, and in the first half of 2017, sold the highest volume of residential property in Hong Kong. Rather than pay elevated prices for land, CK Asset (CKA) diverted sales proceeds to value accretive share buybacks at prices substantially below our appraisal. CKA spent HK$6.9 billion to buy over 3.3% of its shares, making it one of the top three repurchasers on the Hong Kong stock exchange for the year. To mitigate the cyclical nature of cash flows associated with property development, CKA diversified into stable infrastructure type assets around the globe, including gas pipeline and electric distribution company DUET in Australia, building equipment services provider Reliance Home Comfort in Canada, and fully integrated sub-metering company Ista International GmbH in Germany. To reflect this strategy, the company changed its name from Cheung Kong Property to CK Asset. In November, CKA sold The Center, a prime office building in HK for HK$33,000 per square foot and a capitalization rate of less than 2.5%. This price far exceeded our appraisal of the property and confirmed what great partners we have in Li Ka-shing, his son Victor Li and their team.

CONSOL Energy (+7%, +0.49%, +16%, +0.94%), the former natural gas and coal company based in Appalachia, was a contributor to the Fund’s fourth quarter results. The company completed the long-awaited spin-off of its coal assets from its natural gas reserves, undrilled acreage, and pipelines —a move we had encouraged to enable others to fully appreciate the values of each business. The gas company now trades as CNX

Partners Fund	Longleaf Partners Funds	◾	7

Partners Fund Management Discussion

Resources Corporation (CNX), while the coal pure-play business retained the CONSOL Energy name. Our CNX appraisal assumes gas prices at today’s depressed strip, yet the stock price implies much less value for its undrilled resources and midstream assets than comparable peers receive. The company reduced commodity risk by hedging the majority of next year’s production above $3/ mcf. CONSOL’s Pennsylvania Mining Complex is the low-cost coal producer in the eastern U.S. Both companies announced large buybacks to address their undervalued post-spin prices. We believe our management partners will continue to take action to gain value recognition at both companies. In spite of rampant coal divestment by institutional investors, CONSOL’s stock jumped 84% after becoming a pure-play coal business.

United Technologies (+19%, +0.95%, +11%, +0.53%), the industrial conglomerate, reported gains across its segments, putting it among the Fund’s top contributors in the fourth quarter. Pratt & Whitney won large Delta and Dassault contracts for its new geared turbofan engine – business that will pay off for decades with lucrative servicing revenues. The company’s proposed acquisition of Rockwell Collins should boost its strong competitive position in fitting out and servicing the growing aerospace industry. Carrier benefitted from its leading position in air conditioning systems and ought to gain from digital Smart Home technological improvements over the next several decades. Otis Elevator, one of the most ubiquitous companies in the world’s cities, showed solid organic growth. CEO Greg Hayes has positioned each part of United Technologies for long-term performance and the ability to stand-alone as separate companies in the future. Although we sold shares as the stock’s discount decreased, the Fund kept a full position that reflected our longer term confidence in management and value growth.

Chesapeake Energy (-44%, -2.07%, -8%, -0.17%), one of the largest U.S. producers of natural gas and oil, was one of the Fund’s few detractors in 2017 during a tough market for closing energy asset sales. Overshadowing strong operational performance by CEO Doug Lawler and his management team, domestic gas oversupply weighed down strip prices. Chesapeake made progress delineating some of its newer plays, but the market continued to underestimate the company’s ability to sell meaningful assets, as it has done multiple times in the past. We reduced the position to reflect the broad range of outcomes dependent on commodity prices.

CenturyLink (formerly Level 3) (-10%, -1.12%, -5%, -0.52%), the global fiber and integrated communications network company, was the Fund’s largest holding and declined during the year and fourth quarter, even though the stock rallied over 22% from its November low after CTL’s purchase of Level 3 closed. Throughout, our investment case grew more compelling. The merger of Level 3’s fiber network with Qwest’s assets that CTL had previously acquired created a uniquely competitive global fiber network that has particular strengths in the higher margin, growing Enterprise segment. Level 3’s CEO Jeff Storey becoming President and COO and eventual CEO of CTL and Sunit Patel maintaining the CFO position in the combined company were critical to our support for the deal. Their leadership makes us confident that CTL management will be able to drive mid single-digit Enterprise revenue growth at high contribution margins, cut costs substantially and deliver the projected $1 billion in deal synergies, much of which will be created by moving traffic onto the company’s combined network from third parties. Despite CTL’s stronger positioning, the stock price fell, in part because Level 3 customers delayed new purchases until it was clear who would lead the combined company. But, the primary price pressure was due to fears that CTL would not be able to sustain its double-digit dividend yield (a valid concern without the Level 3 acquisition). This worry heightened after the stocks of two mostly unrelated and massively overleveraged regional operators which were more closely aligned with CTL’s legacy landline business than the fiber business, saw their stocks collapse after dividend cuts. Storey and Patel confirm that the dividend is safe based on the combined EBITDA of the Level 3 and CTL fiber networks, the synergies from the deal, and the use of Level 3’s NOLs to reduce taxes. By our estimates, once the synergies are realized, the company should deliver over $3/share of Free Cash Flow (FCF) after capital expenditures (capex), which will amply cover the $2.16 dividend. We see material additional upside not built into our appraisal based on Patel’s record of cost cutting after mergers and the multiple players that would benefit from owning this network. When the stock price dramatically disregarded the positive fundamentals and our assessment of CTL’s intrinsic value, we bought more, including in the fourth quarter.

Management and the board appeared to share our enthusiasm as demonstrated by significant December insider purchases as soon as the blackout period that prohibited purchases was lifted.

Portfolio Activity

Activity within the portfolio increased during the year. It may seem odd that we made purchases given new market highs. We do not require a market correction to find qualifiers, just individual business value mispricing. And while the overall market had strikingly low volatility, a few good businesses’ stocks declined enough to enable us to buy four new companies – Fairfax in the second quarter, and three others in the last four months of the year. Late in the third quarter, we began buying Mattel, one of the world’s largest toy companies with iconic brands like Fisher-Price, Barbie and Hot Wheels. The stock had

Partners Fund	Longleaf Partners Funds	◾	8

Partners Fund Management Discussion

fallen almost 70% over the last few years as previous management made a number of mistakes. New CEO Margo Georgiadis, formerly President of Google Americas, took over with a plan to simplify a needlessly complex manufacturing process, focus on profitable core brands rather than dilutive growth, build a better global presence, and transform the company’s digital marketing. She cut the dividend to free up cash to invest in the business, which immediately led to a sharp collapse in the stock price and gave us an opportunity to build the Fund’s position. Shortly thereafter, the stock’s rise on a rumored Hasbro takeover confirmed the discount, but Mattel’s board appropriately dismissed any low ball offers. We are confident in management’s plan to restore margins and do more with the company’s leading franchises in a growing industry.

We purchased two undisclosed positions in the quarter. One, like Mattel, was a time horizon arbitrage opportunity where past mismanagement and a dividend cut obscured the longer term value and prospects for industry-leading businesses. The other was an example of how complexity often leads Southeastern to investments. A more traditionally associated segment of the company was under pressure industry-wide, taking the stock to a multiple similar to peers within that segment. In the case of this company, however, its most valuable segment consists of leading, protected brands that are growing in strength and demand.

We exited four positions during 2017 and trimmed some of the strongest performers whose discounts to intrinsic value had diminished. Earlier in the year we exited Ralph Lauren after the CEO departed. Mergers involving DuPont (Dow) and Scripps Networks (Discovery) drove prices to our appraisals, and we sold those investments in March and August respectively. During the fourth quarter, we sold investment firm T. Rowe Price as the stock approached our appraisal. Despite near-daily headlines on the death of active funds, T. Rowe grew assets under management and maintained its strong position in Target Date retirement funds. The stock gained 70% during our short 13 month holding period. We are grateful to CEO Bill Stromberg and Chairman Brian Rogers for driving strong performance during a challenging time for the industry.

Outlook

The Fund’s last two years’ 39% cumulative return outperformed the index and substantially beat our absolute goal of real double-digit returns. We believe we can continue to provide solid results even though the Fund’s 2017 return was below the S&P 500 and prolonged the active management debate. Our return was less than that of the inflated index primarily due to two decisions to avoid risk of loss: the Fund held between 20-30% cash throughout the year, which accounted for over 70% of the relative shortfall versus the market; and we did not own more of the pricey IT sector.

We are confident we can outperform over the next 5+ years. First, as was true in 2017, what we own — acts of commission — will produce our returns going forward. The Fund’s portfolio contains discounted strong businesses with growing values selling at an attractive P/V in the mid-70s% — a striking contrast to what we believe is an overvalued S&P 500 increasingly driven by momentum in a narrower group of companies. We expect our differentiation from the index (97% Active Share) to be a source of strength to relative results. Second, the Fund’s cash is temporary until we find qualifiers, and with lower stock correlations and the prospect of more volatility among stocks, we expect undervaluation opportunities will increase, as they did in late 2017, providing us additional investments that will drive future compounding. Third, through our 42 years at Southeastern and in studying market history, we know that most broad trends come in cycles that can either turn quietly or with unexpected force. Most of our businesses remain in the out of favor bucket. We believe the recent dominance of momentum investing, which reflects speculation at elevated prices, will likely turn back to a favorable environment for undervalued stocks.

It is our strong view that after a nine year bull run and at high historic multiples, the inflated index is more vulnerable to downside surprises than likely to continue double-digit gains. Ben Graham’s definition of an investment from Security Analysis written in 1934 has never been more relevant: “An investment operation is one which, upon thorough analysis, promises safety of principal and a satisfactory return.” As the largest shareholder group in the Fund, we aim to preserve capital and compound at a real double-digit rate of return by owning a limited number of undervalued, high quality, competitively advantaged businesses where we are engaged with capable and aligned management partners. We have no doubt that we can deliver good performance because of our understanding of the drivers of each company’s value growth versus the associated risks, our ongoing dialogue with management, and our discipline to hold cash when businesses do not meet our stringent criteria.

Partners Fund	Longleaf Partners Funds	◾	9

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended December 31, 2017

	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/87
Partners Fund	15.51%	9.43%	4.74%	7.31%	10.58%
S & P 500 Index	21.83	15.79	8.50	7.20	9.91

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Partners Fund is 0.95%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds	◾	10

Portfolio Summary

Portfolio Holdings at December 31, 2017

		Net Assets

Investments		76.9%
CenturyLink, Inc.	8.1
FedEx Corporation	7.5
CK Hutchison Holdings Limited	7.1
LafargeHolcim Ltd	6.4
CK Asset Holdings Limited	6.1
Fairfax Financial Holdings, Limited	5.8
Mattel, Inc.	5.2
United Technologies Corporation	4.9
Alphabet Inc.	4.8
CNX Resources Corporation	4.8
CNH Industrial N.V.	4.1
Allergan plc	4.0
Wynn Resorts, Limited	2.6
General Electric Company	1.9
Chesapeake Energy Corporation	1.9
CONSOL Energy Inc.	1.7
Cash Reserves Net of Other Assets and Liabilities		23.1
		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2017 through December 31, 2017

New Holdings	Quarter
Allergan plc	4Q
CenturyLink, Inc.(a)	4Q
CNX Resources Corporation(b)	4Q
Fairfax Financial Holdings, Limited	2Q
General Electric Company	4Q
Eliminations
E.I. du Pont de Nemours and Company	1Q
Level 3 Communications, Inc.(a)	4Q
Ralph Lauren Corporation	1Q
Scripps Networks Interactive, Inc.	3Q
T. Rowe Price Group, Inc.	4Q

(a)	Result of CenturyLink, Inc. and Level 3 Communications, Inc. merger.
(b)	Acquired through corporate action of CONSOL Energy Inc.

Longleaf Partners Fund	Longleaf Partners Funds	◾	11

Portfolio of Investments

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	1,258,033	$160,487,270	4.9%
Air Freight & Logistics
FedEx Corporation	996,088	248,563,799	7.5
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	3,724,555	210,216,773	6.4
Diversified Telecommunication Services
CenturyLink, Inc.	15,961,137	266,231,765	8.1
Hotels, Restaurants & Leisure
Wynn Resorts, Limited	505,650	85,247,533	2.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	18,489,500	232,158,553	7.1
General Electric Company	3,672,615	64,087,132	1.9
		296,245,685	9.0
Insurance
Fairfax Financial Holdings, Limited (Canada)	358,061	190,663,922	5.8
Internet Software & Services
Alphabet Inc. — Class C*	151,823	158,867,587	4.8
Leisure Products
Mattel, Inc.	11,213,013	172,456,140	5.2
Machinery
CNH Industrial N.V. (Netherlands)	10,036,001	134,505,341	4.1
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation*	15,845,000	62,746,200	1.9
CNX Resources Corporation*(b)	10,778,002	157,682,169	4.8
CONSOL Energy Inc.*(b)	1,425,317	56,314,275	1.7
		276,742,644	8.4
Pharmaceuticals
Allergan plc	797,896	130,519,828	4.0
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	23,164,000	202,499,882	6.1
Total Common Stocks (Cost $2,022,500,359)		2,533,248,169	76.9

See Notes to Financial Statements.

Longleaf Partners Fund	Longleaf Partners Funds	◾	12

Portfolio of Investments

Options Purchased

	Notional Amount	Market Value	% of Net Assets
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong)	14,000,000	$25,200	—%
Hong Kong Dollar Put, 9/6/18, with BNP Paribas, Strike Price $7.80 (Hong Kong)	170,000,000	306,000	—
Total Options Purchased (Cost $2,045,150)		331,200	0.0

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.20%, dated 12/29/17, due 1/2/18, Repurchase price $133,869,975 (Collateral: $136,545,999 U.S. Treasury Bond, 2.00% due 11/15/26, Par $141,005,000)	133,867,000	133,867,000	4.1
U.S. Treasury Bill, 1.23% due 3/22/18	150,000,000	149,555,625	4.5
U.S. Treasury Bill, 1.38% due 5/17/18	110,000,000	109,416,312	3.3
U.S. Treasury Bill, 1.49% due 6/21/18	370,000,000	367,387,904	11.2
Total Short-Term Obligations (Cost $760,285,507)		760,226,841	23.1
Total Investments (Cost $2,784,831,016)		3,293,806,210	100.0
Other Assets (Liabilities), Net		(273,339)	—
Net Assets		$3,293,532,871	100.0%

*	Non-income producing security.

(a)	See Note 3.

(b)	Affiliated issuer during the period. See Note 5.

Note:	Companies headquartered outside the U.S. represent 29.5% of net assets.

See Notes to Financial Statements.

Small-Cap Fund	Longleaf Partners Funds	◾	13

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund delivered 8.99% in 2017 and 1.74% in the fourth quarter. These results fell short of our annual absolute goal of inflation plus 10% and the Russell 2000’s 14.65% and 3.34% for the same periods. The Fund’s 26% average cash position was a drag on the absolute return and accounted for approximately half of the shortfall against the index. The Russell 2000’s gains were powered by Healthcare and Information Technology (IT). Our discipline requires a material margin of safety between stock price and intrinsic worth and kept us out of most of the companies in these two sectors. The Fund’s longer term 12.60% five year return exceeded our absolute return goal, but because of 2017 results, fell below the index for one of the few times in the Fund’s history, as shown in the following chart.

Most of our businesses produced positive returns in 2017, and only one investment, Kodak, was a notable detractor. Investments that our management partners made in the last few years that were non-earning assets (NEAs) began to show anticipated returns including Wynn’s Palace Resort in Macau and OCI’s Iowa nitrogen fertilizer plant. Acquisitions, real and rumored, as well as other transactions added to performance. Scripps Networks sold at a solid price to Discovery Communications; Deltic Timber sold to Potlatch near our appraisal; Graham Holdings entered into a unique transaction with Purdue University to strengthen its Kaplan education business; Mattel was rumored to have been approached by Hasbro; at the end of November, CONSOL Energy completed the split of its coal and gas businesses; and on the final day of the year, Hopewell announced the sale of its Hopewell Highway Infrastructure toll road company for 20% above our appraisal, which did not impact 2017 results but was a good way to start 2018.

We focus on the fundamentals of the businesses we own rather than the stock market. In 2017, however, a few broad drivers had enough impact on the index strength that they are worth highlighting. As noted above, Healthcare and IT comprised over half of the index’s return and far more than any other sector. We rarely find a qualifier in these two industries, particularly in smaller companies. Their lower diversification, greater business risks and shorter track records make it difficult to have a high degree of confidence in any competitive advantage five years out, which leads to uncertainty about the terminal value. IT momentum chasing contributed to stocks that others define as “growth” far surpassing those categorized as “value” in the Russell 2000, 22% versus 8%.In the last four months, the market also rose with renewed optimism around the tax bill. The two-thirds of Russell 2000 companies with current tax rates over 25% gained an average 12.5% since the end of August, compared to 9.9% for the third with already lower tax rates.

We spent a good deal of time looking at the impact of the tax changes on our companies as well as how lower rates might affect other investment opportunities. In some cases, lower rates will benefit shareholders, but we believe the widespread earnings optimism is overblown. Companies in more competitive industries likely will give up more of any tax savings to customers through better pricing and/or to employees via higher wages and benefits, which was already demonstrated late in the year. Some of the Fund’s holdings already pay lower rates because of the global nature of their businesses or, in the case of CenturyLink (CTL), net operating loss (NOLs) that offset taxes. Those that we believe will reap the biggest benefits for shareholders from the new tax law are Graham Holdings and ViaSat.

Even as the market hit new highs, our buying activity increased in the latter half of the year. We built all three new positions after late June, with the anticipated tax changes directly leading to one in the fourth quarter. We also added to CTL and CNX Resources (CONSOL Energy’s gas company). We sold eight investments, including two in the fourth quarter. The Fund’s cash position ended the year at 23%, slightly lower than the balance held for most of 2017.

Contributors/Detractors

(2017 Investment return; 2017 Fund contribution; Q4 Investment return; Q4 Fund contribution)

Wynn Resorts (+98%, +3.89%, +14%, +0.45%), the U.S. and Macau gaming company, was the largest contributor to the Fund’s 2017 performance with strong earnings growth in Macau and Las Vegas. Industry gross gaming revenues (GGR) in Macau accelerated in the second half of 2017 well beyond full year GGR growth expectations. With major infrastructure projects moving closer to completion, mass visits and spending increasing, and VIPs returning, concerns about potential over-supply from significant capacity additions in Macau turned into confidence

Small-Cap Fund	Longleaf Partners Funds	◾	14

Small-Cap Fund Management Discussion

that additional hotel and gaming properties will be well absorbed by the market. Steve Wynn continued to create future value with the Boston resort expected to open in 2019, new development around the Las Vegas golf course, and the chance to pursue casino development in Japan. After the stock more than tripled from its lows two years ago and moved closer to our assessment of the company’s value, we reduced the Fund’s position.

OCI (+44%, +2.22%, +8%, +0.54%), a leading producer of nitrogen fertilizers and natural gas-based chemicals, added to the Fund’s 2017 and fourth quarter results. The stock’s strong performance in the last year closed much of the gap between price and our appraisal value, and we reduced the Fund’s stake in the fourth quarter. The company’s earnings grew as its new Iowa plant, a particularly large NEA, ramped production and fertilizer commodity prices recovered from 2016 lows. OCI has six production facilities located in the Netherlands, the United States, Egypt and Algeria, and its new U.S. methanol plant will ramp up in 2018. As its major capital expenditure (capex) projects come to completion, cash flows should accelerate meaningfully. CEO Nassef Sawiris is aligned with shareholders and remains focused on value creation and recognition.

Scripps Networks (+24%, +1.01%, — , — ), the owner of HGTV, Food Network, and other cable channels, contributed to performance when Discovery announced its acquisition at a price near our appraisal. We engaged with management throughout our six years as owners to discuss the company’s multiple avenues to value recognition in a period of significant industry change. We sold the position with a 135% gain.

ViaSat (+13%,+0.90% , +16%, +1.06%) the satellite company, was the fourth quarter’s largest contributor and helped 2017 results. The company launched its promising new ViaSat-2 satellite. Despite losing broadband subscribers in the Exede segment, the company raised average revenue per user (AAPU)and invested for future growth. The valuable government segment grew revenues and earnings substantially. CEO Mark Dankberg has built significant shareholder value by bringing competence and a rare long-term owner mindset to the company.

CONSOL Energy (+7%, +0.42%, +15%, +0.87%), the former natural gas and coal company based in Appalachia, was a contributor to the Fund’s fourth quarter results. The company completed the long-awaited spin-off of its coal assets from its natural gas reserves, undrilled acreage, and pipelines — a move we had encouraged to enable others to fully appreciate the values of each business. The gas company now trades as CNX Resources Corporation (CNX), while the coal pure-play business retained the CONSOL Energy name. Our CNX appraisal assumes gas prices at today’s depressed strip, yet the stock price implies much less value for its undrilled resources and midstream assets than comparable peers receive. The company reduced commodity risk by hedging the majority of next year’s production above $3/ mcf. CONSOL’s Pennsylvania Mining Complex is the low-cost coal producer in the eastern U.S. Both companies announced large buybacks to address their undervalued post-spin prices. We believe our management partners will continue to take action to gain value recognition at both companies. We increased our stake in CNX after the spin-off. In spite of rampant coal divestment by institutional investors, CONSOL’s stock jumped 84% after becoming a pure-play coal business, and we reduced our ownership after the stock more appropriately began to reflect the company’s value.

Neiman Marcus (-10%, -0.02%, +14%, +0.64%) the luxury retailer, contributed to the Fund’s fourth quarter. The distressed debt that we own rose as Neiman improved sales and stabilized gross margins after solving an inventory management problem that had weighed down profits. The company has limited exposure to retail killer Amazon because of its high end brand focus, meaningful on-line presence and high-touch service experience. Upside remains in its NEA Hudson Yards store in New York City, scheduled to open in 2019. Despite a sizable debt load from its 2013 private-equity takeover, the bonds imply an enterprise value significantly below our appraisal of the company, and we added to our position before the bonds rallied.

Kodak ( -32%, -1.97%, -18%, -0.91%), the imaging company, was a notable detractor from the Fund’s results in the fourth quarter and the year. The largest challenge was the decline in its Printing Systems Division (PSD), exacerbated by a spike in aluminum prices that reduced margins. PSD was the primary driver of the stock price with its disappointing earnings, but Kodak is an example of a complex company being undervalued because of the need to unravel its parts. Most analysts simply look at the shrinking PSD segment and overall complexity of the entire company and walk away. But underlying all of that is a profitable Packaging business which is basically immune to the competitive risk of digital imaging because of the package surfaces involved, and which is growing cash flow at double-digit rates. There are also assets unrelated to Kodak’s core business including tax loss carryforwards, real estate, a brand that will increasingly be monetized via royalties from others’ products, earnouts from prior dispositions, and material sciences intellectual property (IP) (as distinct from the digital imaging IP which was auctioned off in bankruptcy). Kodak has no Wall Street coverage and is unlikely to get credit for its different pieces until they are monetized or start driving earnings higher. With our position primarily in preferred

Small-Cap Fund	Longleaf Partners Funds	◾	15

Small-Cap Fund Management Discussion

shares, we are less reliant on the stock price. We are confident that CEO Jeff Clarke and his board are focused on value recognition and expect to see progress in 2018.

CenturyLink (formerly Level 3) (-12%, -1.14%, -7%, 0.71%), declined during the year and fourth quarter, even though the stock rallied over 22% from its November low after CTL’s purchase of Level 3 closed. Throughout, our investment case grew more compelling. The merger of Level 3’s fiber network with Qwest’s assets that CTL had previously acquired created a uniquely competitive global fiber network that has particular strengths in the higher margin, growing Enterprise segment. Level 3’s CEO Jeff Storey becoming COO and eventual CEO of CTL and Sunit Patel maintaining the CFO position in the combined company were critical to our support for the deal. Their leadership makes us confident that CTL management will be able to drive mid single-digit Enterprise revenue growth at high contribution margins, cut costs substantially and deliver the projected $1 billion in deal synergies, much of which will be created by moving traffic onto the company’s combined network from third parties. Despite CTL’s stronger positioning, the stock price fell, in part because Level 3 customers delayed new purchases until it was clear who would lead the combined company. But, the primary price pressure was due to fears that CTL would not be able to sustain its double-digit dividend yield (a valid concern without the Level 3 acquisition). This worry heightened after the stocks of two mostly unrelated and massively overleveraged regional operators which were more closely aligned with CTL’s legacy landline business than the fiber business, saw their stocks collapse after dividend cuts. Storey and Patel confirm that the dividend is safe based on the combined EBITDA of the Level 3 and CTL fiber networks, the synergies from the deal, and the use of Level 3’s NOLs to reduce taxes. By our estimates, once the synergies are realized, the company should deliver over $3/share of Free Cash Flow (FCF) after capex, which will amply cover the $2.16 dividend. We see material additional upside not built into our appraisal based on Patel’s record of cost cutting after mergers and the multiple players that would benefit from owning this network. When the stock price dramatically disregarded the positive fundamentals and our assessment of CTL’s intrinsic value, we bought more in the fourth quarter. Management and the board appeared to share our enthusiasm as demonstrated by significant December insider purchases as soon as the blackout period that prohibited purchases was lifted.

Portfolio Activity

We made three new purchases and added to some of the Fund’s more discounted investments during the year. As fewer companies participated in the market’s new highs, our on-deck list of qualifiers grew. It may seem odd that we made purchases given new market highs. We do not require a market correction to find qualifiers, just individual business value mispricing. And while the overall market had strikingly low volatility, a few good businesses’ stocks declined enough to enable us to buy. The undisclosed fourth quarter purchase became undervalued as investors worried about the tax law impact on its industry, but this company’s fee based business, strong brands, and capable new CEO make us confident in the ability to grow value per share.

At the end of the second quarter, we began buying Park Hotels, the Hilton spin-off with 67 U.S. hotels. Park owns differentiated properties in supply-constrained markets, many of which cater to large conference business that is resistant to competition from Airbnb and a wave of travel start-ups. The company’s Hawaiian Village resort is maybe the most valuable non-gaming hotel in the world. Other properties in key coastal cities have strong barriers to entry. Industry veteran CEO Tom Baltimore has several opportunities to upgrade underutilized real estate. Park has a strong balance sheet but trades at a lower multiple than inferior peers and at a price substantially below replacement cost.

Late in the third quarter, we began buying Mattel, one of the world’s largest toy companies with iconic brands like Fisher-Price, Barbie and Hot Wheels. The stock had fallen almost 70% over the last few years as previous management made a number of mistakes. New CEO Margo Georgiadis, formerly President of Google Americas, took over with a plan to simplify a needlessly complex manufacturing process, focus on profitable core brands rather than dilutive growth, build a better global presence, and transform the company’s digital marketing. She cut the dividend to free up cash to invest in the business, which immediately led to a sharp collapse in the stock price and gave us an opportunity to build the Fund’s position. Shortly thereafter, the stock’s rise on a rumored Hasbro takeover confirmed the discount, but Mattel’s board appropriately dismissed any low ball offers. Mattel is similar to the Fund’s previous investment in DreamWorks which faced near-term depressed earnings and had no dividend when we purchased the stock, but over time, management succeeded in monetizing the value of the company’s strong brands. We are similarly confident in Mattel’s plan to restore margins and do more with the company’s leading franchises in a growing industry.

We sold six companies earlier in the year and Deltic Timber and SEACOR Marine (SMHI) in the fourth quarter. SMHI was a 0.2% position after being split from SEACOR (one of the six earlier sales). SMHI provides transportation to oil rigs. We sold this small

Small-Cap Fund	Longleaf Partners Funds	◾	16

Small-Cap Fund Management Discussion

holding as oil prices rose. We owned Deltic Timber with acreage in Arkansas and Louisiana for three years. During that time we became more heavily engaged with management regarding capital allocation options as timber prices moved up but the stock failed to follow. Potlach’s buyout offer at a fair price ultimately helped drive our 57% gain.

Outlook

The Fund’s last two years’ 31% cumulative return substantially beat our absolute goal of real double-digit returns but did not meet our longer term objective of outperforming the index. We believe we can continue to provide solid absolute results that also beat the benchmark over the long run. Our 2017 relative shortfall versus the inflated index was primarily due to the combination of two decisions to avoid risk of loss: Small-Cap held between 20-30% cash throughout the year, which accounted for approximately 50% of the relative shortfall versus the index; and, we did not own more of a narrow, pricey part of the market, namely Healthcare and some IT, that far outperformed most stocks. Our notable act of commission that hurt results was a case of a single declining division at Kodak obscuring the value of a quality growing segment as well as other valuable assets that management and the board are focused on monetizing.

We are confident we can outperform over the next 5+ years. First, as was true in 2017, what we own will produce our returns going forward, and the Fund’s portfolio primarily contains strong businesses with growing values selling for a P/V in the low 70s% — a striking contrast to what we believe is an overvalued Russell 2000 increasingly driven by momentum in a narrower group of companies. We expect our differentiation from the index (Active

Share of 98%) to be a source of strength to relative results. Second, the Fund’s cash is temporary until we find qualifiers, and with lower stock correlations and the prospect of more volatility among stocks, we expect undervaluation opportunities will increase, as they did in late 2017, providing us additional investments that will drive future compounding. Third, through our 42 years at Southeastern and in studying market history, we know that most broad trends come in cycles that can turn quietly or with unexpected force. Most of our businesses remain in the out of favor bucket. We believe the recent dominance of momentum investing, which reflects speculation at elevated prices, will likely turn back to a favorable environment for undervalued securities.

It is our strong view that after a nine year bull run and at high historic multiples, the market is more vulnerable to downside surprises than likely to continue double-digit gains. Ben Graham’s definition of an investment from Security Analysis written in 1934 has never been more relevant: “An investment operation is one which, upon thorough analysis, promises safety of principal and a satisfactory return.” We aim to preserve capital and compound at a real double-digit rate of return by owning a limited number of undervalued, high quality, competitively advantaged businesses where we are engaged with capable and aligned management partners. We have no doubt that we can deliver good performance because of our understanding of the drivers of each company’s value growth versus the associated risks, our ongoing dialogue with management, and our discipline to hold cash when businesses do not meet our stringent criteria.

Small-Cap Fund	Longleaf Partners Funds	◾	17

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	8.99%	12.60%	8.79%	10.35%	11.02%
Russell 2000 Index	14.65	14.12	8.71	7.89	9.80

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Small-Cap Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds	◾	18

Portfolio Summary

Portfolio Holdings at December 31, 2017

		Net Assets

Investments		77.2%
ViaSat, Inc.	7.4
OCI N.V.	7.3
CenturyLink, Inc.	6.5
Graham Holdings Company	6.3
Mattel, Inc.	5.3
Hopewell Holdings Limited	5.1
CNX Resources Corporation	4.7
Neiman Marcus Group LTD LLC (Bonds)	4.7
Liberty Media Formula One Corporation	4.7
Park Hotels & Resorts, Inc.	4.7
Sonic Corp.	4.6
Eastman Kodak Company (Common and Preferred)	4.2
Actuant Corporation	3.9
Realogy Holdings Corporation	3.6
Wynn Resorts, Limited	2.6
CONSOL Energy Inc.	1.6

Cash Reserves Net of Other Assets and Liabilities		22.8
		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2017 through December 31, 2017

New Holdings	Quarter
CenturyLink, Inc.(a)	4Q
CNX Resources Corporation(b)	4Q
Mattel, Inc.	3Q
Park Hotels & Resorts, Inc.	2Q
Realogy Holdings Corporation	4Q
Eliminations
Deltic Timber Corporation	4Q
Everest Re Group, Ltd.	3Q
Level 3 Communications, Inc.(a)	4Q
Rayonier Inc.	1Q
Scripps Networks Interactive, Inc.	3Q
SEACOR Holdings Inc.	2Q
SEACOR Marine Holdings, Inc.	4Q
Tribune Media Company	1Q

(a)	Result of CenturyLink, Inc. and Level 3 Communications, Inc. merger.
(b)	Acquiredthrough corporate action of CONSOL Energy Inc.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds	◾	19

Portfolio of Investments

Common Stocks

	Shares	Market Value	% of Net Assets
Chemicals
OCI N.V.*(a)(b) (Netherlands)	10,985,840	$277,203,176	7.3%
Communications Equipment
ViaSat, Inc.*(b)	3,763,727	281,714,966	7.4
Diversified Consumer Services
Graham Holdings Company – Class B(b)	428,000	238,973,800	6.3
Diversified Telecommunication Services
CenturyLink, Inc.	14,779,941	246,529,416	6.5
Hotels, Restaurants & Leisure
Sonic Corp.(b)	6,370,000	175,047,600	4.6
Wynn Resorts, Limited	590,366	99,529,804	2.6
		274,577,404	7.2
Leisure Products
Mattel, Inc.	13,097,658	201,441,980	5.3
Machinery
Actuant Corporation – Class A(b)	5,841,674	147,794,352	3.9
Movies & Entertainment
Liberty Media Formula One Corporation – Class A*	554,201	18,133,457	0.5
Liberty Media Formula One Corporation – Class C*	4,688,935	160,174,020	4.2
		178,307,477	4.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	12,393,237	181,313,057	4.7
CONSOL Energy Inc.*(b)	1,523,676	60,200,439	1.6
		241,513,496	6.3
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts, Inc.	6,174,544	177,518,140	4.7
Real Estate Management & Development
Hopewell Holdings Limited(b) (Hong Kong)	52,817,500	195,035,726	5.1
Realogy Holdings Corporation	5,136,114	136,107,021	3.6
		331,142,747	8.7
Technology, Hardware, Storage & Peripherals
Eastman Kodak Company*(c)	4,000,000	12,400,000	0.3
Total Common Stocks (Cost $2,334,511,808)		2,609,116,954	68.6

See Notes to Financial Statements.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds	◾	20

Portfolio of Investments

Preferred Stock

	Shares	Market Value	% of Net Assets
Technology, Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock – Series A 5.50%(c)(d)(e) (Cost $186,430,000)	1,864,300	$147,316,986	3.9%

Corporate Bonds

	Principal Amount
Multiline Retail
Neiman Marcus Group LTD LLC 8.00% 144A Senior Notes due 10/15/21(f)	183,971,000	106,739,974	2.8
Neiman Marcus Group LTD LLC 8.75% Cash or 9.50% PIK 144A Senior Notes due 10/15/21(f)(g)	134,907,960	72,823,317	1.9
Total Corporate Bonds (Cost $199,972,813)		179,563,291	4.7

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $2,534,112)	244,000,000	439,200	—

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 0.20%, dated 12/29/17, due 1/2/18, Repurchase price $127,582,835 (Collateral: $130,132,259 U.S. Treasury Bonds, 0.75% - 3.00% due 11/15/26 to 5/15/47, Par $126,145,000)	127,580,000	127,580,000	3.3
U.S. Treasury Bill, 1.23% due 3/22/18	275,000,000	274,185,312	7.2
U.S. Treasury Bill, 1.38% due 5/17/18	325,000,000	323,275,469	8.5
U.S. Treasury Bill, 1.49% due 6/21/18	140,000,000	139,011,639	3.7
Total Short-Term Obligations (Cost $864,160,204)		864,052,420	22.7
Total Investments (Cost $3,587,608,937)		3,800,488,851	99.9
Other Assets (Liabilities), Net		5,107,797	0.1
Net Assets		$3,805,596,648	100.0%

*	Non-income producing security.

(a)	See Note 3.

(b)	Affiliated issuer during the period. See Note 5.

(c)	Controlled investment during the period. See Note 5.

(d)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.

(e)	These shares were acquired directly from the issuer in a private placement on November 7, 2016, with a total cost at December 31, 2017 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due

See Notes to Financial Statements.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds	◾	21

Portfolio of Investments

to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

Note : Companies headquartered outside the U.S. represent 12.4% of net assets.

See Notes to Financial Statements.

International Fund	Longleaf Partners Funds	◾	22

International Fund Management Discussion

Longleaf Partners International Fund delivered a strong 24.23% return in 2017, meaningfully exceeding our annual absolute goal of inflation plus 10% for the second consecutive year and falling just shy of MSCI EAFE’s 25.03%. The Fund’s sizable cash position, which posed no risk to capital, persisted throughout the year and more than accounted for the 2017 relative performance. The Fund exceeded the index for most of the year until the fourth quarter rally in interest rate sensitive industries, when the Fund declined 0.31% but the index advanced 4.23%. We seek to outperform the benchmark over the long term but were pleased that Longleaf International nearly matched the market in 2017 given high cash, limited exposure to the industries and countries that drove EAFE’s return and a market bias for momentum.

Most companies positively contributed to the Fund’s substantial 2017 results with over half of holdings posting double-digit gains. There was also an absence of notable performance detractors in both the fourth quarter and the full year. Investments that our management partners made in the last few years began to deliver returns. We have written previously about the market’s tendency to discount non-earning assets (NEAs) until cash is flowing. Several companies benefitted from NEAs becoming profitable including Melco’s Studio City resort in Macau, EXOR’s purchase of PartnerRe, OCI’s newly producing Iowa nitrogen plant and Fairfax’s investments in Asia. Substantial multi-year cost cutting programs also yielded results, moving margins up at EXOR’s holding, CNH. LafargeHolcim cut substantial costs but still has plenty of potential to optimize further under new CEO, Jan Jenisch, who was a laudable partner at the Fund’s past investee, Sika. Our management partners pursued transactions to further entrench their competitive positions, focus on their core businesses or capture value recognition. Fairfax completed its acquisition of Allied World and monetized its stake in First Capital. Baidu sold its mobile games and food delivery businesses. Great Eagle took advantage of supply constrained San Francisco by selling its office property for a good price. Most recently, CK Asset sold The Center, Hong Kong’s fifth tallest office building for an almost 2% cap rate — well above our carrying value.

The Fund’s strong return came in spite of both the headwind of holding over 20% cash in a rising market and the minimal exposure to areas that drove the index’s large return. Our investment discipline requires a business with sustainable competitive advantage as well as a material margin of safety between the stock price and intrinsic worth. This discipline resulted in cash but also in the Fund’s high 100% Active Share that made our performance all the more noteworthy. The Fund had no exposure to Japan, the index’s most substantial country contributor to performance. Although the Fund’s return benefitted from the dollar’s weakness, EAFE benefitted twice as much. In the fourth quarter, the prospect of higher global interest rates powered the stocks of natural resources, energy, and banks — commodity-type businesses that rarely meet our qualitative criteria. Momentum chasing contributed to stocks that others define as “growth” far surpassing those categorized as “value,” 29% versus 21%. The broad index moved on trends and cycles that are unlikely to be durable over the long term, while the Fund’s strong performance, in 2017 and normally, was primarily a function of company-specific performance driven by the quality businesses we own, the work of their managements and the discount to a growing intrinsic value.

As is typical after several years of strong returns, our investment cases worked out, and a number of stocks moved closer to our appraisals. We exited six investments, including one in the fourth quarter. More surprisingly, we bought four new companies, including one in the fourth quarter, as our on-deck list of prospective investments grew even as the market appreciated. Market dispersion benefitted our search—only three of the eleven sectors within EAFE returned as much as the overall index, and Information Technology (IT) substantially outperformed all others, gaining just under 40%. Higher dispersion helped create a more robust list of potential opportunities that we believe will make the Fund’s cash a major benefit as more companies meet our strict criteria.

Contributors/Detractors

(2017 Investment return; 2017 Fund contribution; Q4 Investment return; Q4 Fund contribution)

Melco International (+116%, +5.66%, +2%, +0.12%), the Macau gaming company, was the top contributor for the year and performed well in the fourth quarter as the industry gross gaming revenues (GGR) accelerated in the second half of 2017. November year-to-date GGR growth of 19.5% was substantially higher than Melco’s mid-to-high single-digit full year GGR growth expectation. With major infrastructure projects moving closer to completion, mass visits and spending increasing, and VIPs returning, concerns about potential over-supply from significant capacity additions in Macau turned into confidence that additional hotel and gaming properties will be well absorbed by the market. Melco Resorts is on schedule to open phase 3 (Morpheus) of City of Dreams (C OD) in the first half of 2018, which will almost double the number of five star hotel rooms at COD. Upon the completion of Morpheus, we expect free cash flow (FCF) – and distributions to shareholders – to increase significantly with growth in industry GGR and the completion of significant growth capital expenditures (capex). Melco’s price

International Fund	Longleaf Partners Funds	◾	23

International Fund Management Discussion

remained below our appraisal, but we reduced the Fund’s exposure as the discount shrunk after the stock more than tripled in the last 18 months.

Exor (+44%, +3.35%, -3%, -0.39%), one of Europe’s leading investment holding companies, was the Fund’s largest position and a strong performer in 2017. The component pieces of our appraisal are Fiat Chrysler Automobiles (FCA) (32%), PartnerRe (26%), CNH Industrial (21%), and Ferrari (16%). FCA’s profits increased substantially, and takeover speculation also pushed its stock up. CNH rose during the year as its agricultural equipment sales and margins grew, and the company received an investment grade rating. Ferrari’s stock reflected its stellar year operationally, if still not living up to hopes on the Formula 1 Circuit. In spite of EXOR’s appreciation, at year end the stock traded at a near 40% discount to the market value of its component pieces. European holding companies that are generally held up as EXOR peers tend to cluster around a 10% net asset value (NAV) discount, whereas some North American ones with substantial track records of value creation trade at NAV or even a premium. We believe EXOR’s extreme discount is unwarranted as CEO John Elkann and his management team can produce additional double-digit value growth on top of the significant value creation over the last decade. Attractive upside optionality remains in the underlying pieces of EXOR.

Yum China (+54%, +2.80%, +1%, +0.16%), the operator of KFC and Pizza Hut restaurants in China, was a significant contributor to performance during the year and continued to rise in the fourth quarter. Since its November 2016 spin out from Yum Brands!, YUM China (YUMC) has delivered strong results including KFC’s 7% same store sales growth year-over-year in Q3 2017. The company returned much of its growing FCF to shareholders, initiating a cash dividend of $0.10/share, buying back stock, and expanding its buyback program from $300mm to $550mm. The announcement that COO Joey Wat will become CEO and current CEO Micky Pant will become Vice-Chairman in March 2018 created additional optimism. Wat has been instrumental in KFC’s success, and we believe she will continue to create significant value. With the stock’s rapid appreciation more closely reflecting the company’s worth, we reduced the portfolio weight of YUMC.

OCI (+44%, +2.54%, +8%, +0.63%), a leading producer of nitrogen fertilizers and natural gas-based chemicals, added to the Fund’s 2017 and fourth quarter results. The stock’s strong performance last year closed much of the gap between price and our appraisal value, and we reduced the Fund’s stake in the fourth quarter. The company’s earnings grew as its new Iowa plant, a particularly large NEA, ramped production and fertilizer commodity prices recovered from 2016 lows. OCI has six production facilities located in the Netherlands, the United States, Egypt and Algeria, and its new U.S. methanol plant will ramp up in 2018. As its major capex projects come to completion, cash flows should accelerate meaningfully. CEO Nassef Sawiris is aligned with shareholders and remains focused on value creation and recognition.

CK Asset (+46%, +2.15%, +6%, +0.38%), the Hong Kong based asset holding company, was among the top contributors for the fourth quarter and year. The company achieved strong volumes of residential property sales in both Hong Kong and mainland China, and in the first half of 2017, sold the highest volume of residential property in Hong Kong. Rather than pay elevated prices for land, CK Asset (CKA) diverted sales proceeds to value accretive share buybacks at prices substantially below our appraisal. CKA spent HK$6.9 billion to buy over 3.3% of its shares, making it one of the top three repurchasers on the Hong Kong stock exchange for the year. To mitigate the cyclical nature of cash flows associated with property development, CKA diversified into stable infrastructure type assets around the globe, including gas pipeline and electric distribution company DUET in Australia, building equipment services provider Reliance Home Comfort in Canada, and fully integrated sub-metering company Ista International GmbH in Germany. To reflect this strategy, the company changed its name from Cheung Kong Property to CK Asset. In November, CKA sold The Center, a prime office building in HK for HK$33,000 per square foot and a capitalization rate of less than 2.5%. This price far exceeded our appraisal of the property and once again confirmed what great partners we have in Li Ka-shing, his son Victor Li and their team.

During the year, most portfolio holdings rose, and the couple of stocks that did not had minimal impact on performance. Similarly, in the fourth quarter, no individual stock declines meaningfully hurt the Fund’s results.

Portfolio Activity

It may seem odd that we made purchases given new market highs. We do not require a market correction to find qualifiers, just individual business value mispricing. And while the overall market had strikingly low volatility, a few good businesses’ stocks declined enough to enable us to buy three new investments in the first half and Hikma in the fourth quarter. Hikma, the pharmaceutical company, is an example of how complexity often leads Southeastern to investments. Industry-wide pressure over the last 18 months on the company’s smallest segment, Generics, took the stock to a multiple similar to generics peers. The company’s Injectables and Branded units, however, comprise the

International Fund	Longleaf Partners Funds	◾	24

International Fund Management Discussion

bulk of our appraisal. In particular, the complexity and sterility requirements of the Injectables business create high barriers to entry in a global industry expected to grow at double-digit annual rates. Chairman and CEO Said Darwazah and his family own nearly 25% of the company, and the share price under his leadership has compounded at 13% per year since its 2005 initial public offering. The market’s overemphasis on the Generics industry challenges provided an opportunity to partner with a strong management team focused on growing and realizing value.

We sold six businesses during the year and trimmed some of the Fund’s strongest performers whose discounts to intrinsic value had diminished. Sika, Genting Singapore, and the Cemex bonds reached our appraisal values; Stada was acquired above our appraisal; we sold K Wah with Hong Kong real estate’s strength after our view of management changed; and in the fourth quarter, we sold the Fund’s small stake in Applus as it moved closer to our appraisal.

Outlook

The Fund’s last two years’ 39% cumulative return outperformed the index and substantially beat our absolute goal of real double-digit returns. Holding 20+% cash, which posed no risk of loss, more than accounted for the Fund’s 80 basis point shortfall versus the index in 2017. We are confident we can outperform over the next 5+ years. First, as was true in 2017, what we own – not what drives the index – will produce our returns going forward, and the Fund’s portfolio contains discounted strong businesses with growing values selling at an average P/V in the mid-70s% - a striking contrast to what we believe is an overvalued index increasingly driven by momentum in a narrower group of companies. We expect our differentiation from the index to be a source of strength. Second, the Fund’s cash is temporary until we find qualifiers, and with lower equity market correlations and the prospect of more volatility among stocks, we expect undervaluation opportunities will increase, as they did in late 2017, providing us additional investments that should drive future compounding.

It is our strong view that with most asset classes selling at full prices and many areas within the stock market trading at high multiples, the inflated index is more vulnerable to downside surprises than likely to continue double-digit gains. Ben Graham’s definition of an investment from Security Analysis written in 1934 has never been more relevant: “An investment operation is one which, upon thorough analysis, promises safety of principal and a satisfactory return.” We aim to preserve capital and compound at a real double-digit rate of return by owning a limited number of undervalued, high quality, competitively advantaged businesses where we are engaged with capable and aligned management partners. We have no doubt that we can deliver good performance because of our understanding of the drivers of each company’s value growth versus the associated risks, our ongoing dialogue with management, and our discipline to hold cash when businesses do not meet our stringent criteria.

International Fund	Longleaf Partners Funds	◾	25

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended December 31, 2017

	1 Year	5 Year	10 Year	Since Inception 10/26/98
International Fund	24.23%	6.99%	1.37%	7.89%
MSCI EAFE Index	25.03	7.90	1.94	4.97

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the International Fund is 1.33%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds	◾	26

Portfolio Summary

Portfolio Holdings at December 31, 2017

			Net Assets

Investments			78.2%
EXOR N.V.	9.0
LafargeHolcim Ltd	7.4
OCI N.V.	6.9
CK Hutchison Holdings Limited	6.5
Fairfax Financial Holdings, Limited	6.2
Hikma Pharmaceuticals plc	5.8
CK Asset Holdings Limited	5.3
Baidu, Inc. ADR	4.8
Great Eagle Holdings Limited	4.7
Ferrovial S.A.	4.3
Melco International Development Limited	4.3
C&C Group plc	3.6
Yum China Holdings, Inc.	3.0
Belmond, Ltd.	2.8
Millicom International Cellular SA	2.8
Genting Berhad (Warrants)	0.7	*
MLog S.A.	0.1

Cash Reserves Net of Other Assets and Liabilities			21.8*
			100.0%

* Weightings adjusted for sale of warrants and purchase of underlying stock:
Genting Berhad	4.0%
Cash Reserves Net of Other Assets and Liabilities	18.5

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2017 through December 31, 2017

New Holdings	Quarter
Belmond, Ltd.	2Q
Fairfax Financial Holdings, Limited	1Q
Hikma Pharmaceuticals plc	4Q
Millicom International Cellular SA	1Q
Eliminations
Applus Services, S.A.	4Q
Cemex S.A.B. de C.V.	3Q
Genting Singapore PLC	2Q
K. Wah International Holdings Limited	3Q
Sika AG	1Q
STADA Arzneimittel AG	2Q

Longleaf Partners International Fund	Longleaf Partners Funds	◾	27

Portfolio of Investments

Common Stocks

	Shares	Market Value	% of Net Assets
Beverages
C&C Group plc (Ireland)	12,436,786	$42,528,364	3.6%
Chemicals
OCI N.V.*(a) (Netherlands)	3,218,810	81,219,493	6.9
Construction & Engineering
Ferrovial S.A. (Spain)	2,253,167	51,162,874	4.3
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	1,535,332	86,655,329	7.4
Diversified Financial Services
EXOR N.V. (Netherlands)	1,725,743	105,809,017	9.0
Hotels, Restaurants & Leisure
Belmond, Ltd. — Class A* (United Kingdom)	2,711,242	33,212,715	2.8
Melco International Development Limited (Hong Kong)	17,149,700	50,486,455	4.3
Yum China Holdings, Inc. (China)	893,325	35,750,867	3.0
		119,450,037	10.1
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	6,122,000	76,869,286	6.5
Insurance
Fairfax Financial Holdings, Limited (Canada)	136,183	72,516,093	6.2
Internet Software & Services
Baidu, Inc. ADR* (China)	239,872	56,180,421	4.8
Metals & Mining
MLog S.A.*(b)(c) (Brazil)	108,226	860,040	0.1
Pharmaceuticals
Hikma Pharmaceuticals plc (United Kingdom)	4,505,647	68,984,469	5.8
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,111,000	62,164,421	5.3
Great Eagle Holdings Limited (Hong Kong)	10,691,817	56,039,717	4.7
		118,204,138	10.0
Wireless Telecommunication Services
Millicom International Cellular SA (Sweden)	481,199	32,497,988	2.8
Total Common Stocks (Cost $727,378,636)		912,937,549	77.5

See Notes to Financial Statements.

Longleaf Partners International Fund	Longleaf Partners Funds	◾	28

Portfolio of Investments

Warrants

	Shares	Market Value	% of Net Assets
Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.97, 12/18/18 * (Malaysia) (Cost $16,468,381)	21,030,325	$7,690,853	0.7%

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $1,651,327)	159,000,000	286,200	—

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.20%, dated 12/29/17, due 1/2/18, Repurchase price $49,053,090 (Collateral: $50,034,718 U.S. Treasury Bonds, 2.00% - 2.25% due 11/15/24 to 11/15/26, Par $51,150,000)	49,052,000	49,052,000	4.2
U.S. Treasury Bill, 1.23% due 03/22/18	25,000,000	24,925,938	2.1
U.S. Treasury Bill, 1.49% due 06/21/18	190,000,000	188,658,653	16.0
Total Short-Term Obligations (Cost $262,647,656)		262,636,591	22.3
Total Investments (Cost $1,008,146,000)		1,183,551,193	100.5
Forward Currency Contracts		(5,072,460)	(0.4)
Other Assets (Liabilities), Net		(1,281,752)	(0.1)
Net Assets		$1,177,196,981	100.0%

*	Non-income producing security.

(a)	See Note 3.

(b)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.

(c)

These shares were acquired directly from the issuer in a private placement on May 25, 2011, with a total cost at December 31, 2017 of $39,324,395. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).

See Notes to Financial Statements.

Longleaf Partners International Fund	Longleaf Partners Funds	◾	29

Portfolio of Investments

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Loss
USD 52,587,612	RMB 350,759,369	State Street	9/21/18	$ (466,859)
USD 55,801,980	RMB 395,313,462	State Street	3/23/18	(4,605,601)
				$(5,072,460)

Currency Abbreviation:

RMB — Chinese Renminbi

USD — U.S. Dollar

Country Weightings
Net Assets
Hong Kong	20.8%
Netherlands	15.9
United Kingdom	8.6
China	7.8
Switzerland	7.4
Canada	6.2
Spain	4.3
Ireland	3.6
Sweden	2.8
Malaysia	0.7
Brazil	0.1
78.2
All other, net	21.8
100.0%

Regional Weightings

See Notes to Financial Statements.

Global Fund	Longleaf Partners Funds	◾	30

Global Fund Management Discussion

Longleaf Partners Global Fund delivered a substantial 26.33% return in 2017, meaningfully exceeding our annual absolute goal of inflation plus 10% and the MSCI World Index, up 22.40%, for the second consecutive year. The Fund outperformed even after falling short in the fourth quarter with a 2.64% gain versus 5.51% for the index. The Fund’s 2017 results were particularly laudable given double-digit cash, lower exposure to the industries and countries that drove MSCI World’s return and a market bias for momentum.

Most companies positively contributed to the Fund’s substantial 2017 results, and all of those posted double-digit gains. Investments that our management partners made in the last few years began to deliver returns. We have written previously about the market’s tendency to discount non-earning assets (NEAs) until cash is flowing. Several companies benefitted from NEAs beginning to generate cash including Melco’s Studio City and Wynn’s Palace resorts in Macau, new Ground distribution facilities at FedEx, EXOR’s purchase of PartnerRe, OCI’s newly producing Iowa nitrogen plant, Fairfax’s investments in Asia and Pratt and Whitney’s geared turbofan engines within United Technologies. Multi-year cost cutting programs also yielded results, moving margins up at CNH and FedEx’s Express unit. LafargeHolcim cut substantial costs but still has plenty of potential to optimize further under new CEO, Jan Jenisch. Our management partners pursued transactions to further entrench their competitive positions, focus on their core businesses or capture value recognition. Fairfax completed its acquisition of Allied World and monetized its stake in First Capital; United Technologies announced a plan to buy Rockwell Collins in September; and in the fourth quarter, CK Asset sold The Center, Hong Kong’s fifth tallest office building for an almost 2% capitalization rate – well above our carrying value, while CONSOL Energy completed the split of its coal and gas businesses.

The absence of many detractors added to the Fund’s performance for the year and the fourth quarter. Chesapeake declined along with other Exploration and Production companies as natural gas prices fell. Level 3, now CenturyLink (CTL), spent most of the year under price pressure with uncertainty over the deal’s outcome and skepticism over CTL’s dividend sustainability, but following the merger’s close and management’s renewed commitment to the dividend, the stock rebounded over 22% from its November low.

The Fund’s strong return came in spite of both holding over 10% cash in a rising market and having limited help from much of what drove the index. Our investment discipline requires a business with sustainable competitive advantage as well as a material margin of safety between the stock price and intrinsic worth. This discipline resulted in cash but also in the Fund’s high 98% Active Share that made performance all the more noteworthy. Information Technology (IT) drove much of the index results. The sector far surpassed all others with a 38% gain and was the largest contributor by far to performance. IT momentum chasing contributed to stocks that others define as “growth” far surpassing those categorized as “value,” 28% versus 17%. The Fund had one-third less exposure to the U.S., the index’s largest country contributor, and none to the second largest, Japan. In the fourth quarter, the prospect of higher global interest rates and U.S. tax reform meant that the Fund’s lower U.S. weight and lack of bank stocks impacted relative results. The broad index moved on trends and cycles that are unlikely to be durable over the long term, while the Fund’s strong performance in 2017 was primarily a function of company-specific performance driven by the quality businesses we own, the work of their managements and the discount to a growing intrinsic value.

As is typical after several years of strong returns, our investment cases worked out, and a number of stocks moved closer to our appraisals. We sold three investments including one in the fourth quarter. More surprisingly, we bought three new companies –two in the fourth quarter, as prospective investments increased even as the market appreciated. With IT dominating and fewer companies participating in the market’s highs, greater dispersion helped our on-deck list of qualifiers grow.

Contributors/Detractors

(2017 Investment return; 2017 Fund contribution; Q4 Investment return; Q4 Fund contribution)

Melco International (+116%, +5.23%, +2%, +0.09%), the Macau gaming company, was the top contributor for the year and performed well in the fourth quarter as the industry gross gaming revenues (GGR) accelerated in the second half of 2017. November year-to-date GGR growth of 19.5% was substantially higher than Melco’s mid-to-high single-digit full year GGR growth expectation. With major infrastructure projects moving closer to completion, mass visits and spending increasing, and VIPs returning, concerns about potential over-supply from significant capacity additions in Macau turned into confidence that additional hotel and gaming properties will be well absorbed by the market. Melco Resorts is on schedule to open phase 3 (Morpheus) of City of Dreams (COD) in the first half of 2018, which will almost double the number of five star hotel rooms at COD. Upon the completion of Morpheus, we expect free cash flow (FCF) — and distributions to shareholders — to increase significantly with growth in industry GGR and the completion of significant

Global Fund	Longleaf Partners Funds	◾	31

Global Fund Management Discussion

growth capital expenditures (capex). Melco’s price remained below our appraisal, but we reduced the Fund’s exposure as the discount shrunk after the stock more than tripled in the last 18 months.

Wynn Resorts (+98%, +4.11%, +14%, +0.42%), the U.S. and Macau gaming company, also contributed to the Fund’s 2017 and fourth quarter performance with strong earnings growth in Macau and Las Vegas. The same positive Macau dynamics described above helped Wynn. Steve Wynn continued to create future value with the Boston resort expected to open in 2019, new development around the Las Vegas golf course, and the chance to pursue casino development in Japan. After the stock more than tripled from its lows two years ago and moved closer to our assessment of the company’s value, we reduced the Fund’s position.

Yum China (+54%, +2.69%, +0%, +0.02%), the operator of KFC and Pizza Hut restaurants in China, was a significant contributor to performance during the year and continued to rise in the fourth quarter. Since its November 2016 spin out from Yum Brands!, YUM China (YUMC) has delivered strong results including KFC’s 7% same store sales growth year-over-year in Q3 2017. The company returned much of its growing FCF to shareholders, initiating a cash dividend of $0.10/share, buying back stock, and expanding its buyback program from $300mm to $550mm. The announcement that COO Joey Wat will become CEO and current CEO Micky Pant will become Vice-Chairman in March 2018 created additional optimism. Wat has been instrumental in KFC’s success, and we believe she will continue to create significant value. With the stock’s rapid appreciation more closely reflecting the company’s worth, we reduced the portfolio weight of YUMC.

FedEx (+35%, +2.33%, +11%, +0.68%), the world-leading transportation and logistics company, added to the Fund’s fourth quarter and 2017 results. Express margins jumped to the company’s long-held goal of double-digit levels due to strong pricing and utilization of lower cost passenger plane space. Ground yield and volumes were strong, and margins seem to have finally bottomed after recent years of rapid expansion and investment. FedEx moved quickly to integrate acquired TNT into its global network as it deftly handled the effects of a significant TNT cyberattack. CEO Fred Smith continued to think far ahead and prioritize the business’s long-term competitive position, reinvesting most earnings into high return expansions and improvements.

Exor (+43%, +2.14%, -3%, -0.19%), one of Europe’s leading investment holding companies, was another strong performer in

2017. The component pieces of our appraisal are Fiat Chrysler Automobiles (FCA) (32%), PartnerRe (26%), CNH Industrial (21%), and Ferrari (16%). FCA’s profits increased substantially, and takeover speculation also pushed its stock up. CNH rose during the year as its agricultural equipment sales and margins grew, and the company received an investment grade rating. Ferrari’s stock reflected its stellar year operationally, if still not living up to hopes on the Formula 1 Circuit. In spite of EXOR’s appreciation, at year end the stock traded at a near 40% discount to the market value of its component pieces. European holding companies that are generally held up as EXOR peers tend to cluster around a 10% NAV discount, whereas some North American ones with substantial track records of value creation trade at net asset value (NAV) or even a premium. We believe EXOR’s extreme discount is unwarranted as CEO John Elkann and his management team can produce additional double-digit value growth on top of the significant value creation over the last decade. Attractive upside optionality remains in the underlying pieces of EXOR.

CONSOL Energy (+8%, +0.93%, +16%, +0.86%), the former natural gas and coal company based in Appalachia, was a the largest contributor to the Fund’s fourth quarter results. The company completed the long-awaited spin-off of its coal assets from its natural gas reserves, undrilled acreage, and pipelines - a move we had encouraged to enable others to fully appreciate the values of each business. The gas company now trades as CNX Resources Corporation, while the coal pure-play business retained the CONSOL Energy name. Our CNX appraisal assumes gas prices at today’s depressed strip, yet the stock price implies much less value for its undrilled resources and midstream assets than comparable peers receive. The company reduced commodity risk by hedging the majority of next year’s production above $3/ mcf. CONSOL’s Pennsylvania Mining Complex is the low-cost coal producer in the eastern U.S. Both companies announced large buybacks to address their undervalued post-spin prices. We believe our management partners will continue to take action to gain value recognition at both companies. We increased our stake in CNX after the spin-off. In spite of rampant coal divestment by institutional investors, CONSOL’s stock jumped 84% after becoming a pure-play coal business.

Chesapeake Energy (-44%, -1.8%, -8%, -0.13%), one of the largest U.S. producers of natural gas and oil, was one of the Fund’s few detractors in 2017 during a tough market for closing energy asset sales. Overshadowing strong operational performance by CEO Doug Lawler and his management team, domestic gas oversupply weighed down strip prices. Chesapeake made progress delineating some of its newer plays, but the market continued to underestimate the company’s ability to sell

Global Fund	Longleaf Partners Funds	◾	32

Global Fund Management Discussion

meaningful assets, as it has done multiple times in the past. We reduced the position to reflect the broad range of outcomes dependent on commodity prices.

CenturyLink (formerly Level 3) (-12%, -1.27%, -7%, -0.5%), the global fiber and integrated communications network company, was the Fund’s largest holding and declined during the year and fourth quarter, even though the stock rallied over 22% from its November low after CTL’s purchase of Level 3 closed. Throughout, our investment case grew more compelling. The merger of Level 3’s fiber network with Qwest’s assets that CTL had previously acquired created a uniquely competitive global fiber network that has particular strengths in the higher margin, growing Enterprise segment. Level 3’s CEO Jeff Storey becoming President and COO and eventual CEO of CTL and Sunit Patel maintaining the CFO position in the combined company were critical to our support for the deal. Their leadership makes us confident that CTL management will be able to drive mid single-digit Enterprise revenue growth at high contribution margins, cut costs substantially and deliver the projected $1 billion in deal synergies, much of which will be created by moving traffic onto the company’s combined network from third parties. Despite CTL’s stronger positioning, the stock price fell, in part because Level 3 customers delayed new purchases until it was clear who would lead the combined company. But, the primary price pressure was due to fears that CTL would not be able to sustain its double-digit dividend yield (a valid concern without the Level 3 acquisition). This worry heightened after the stocks of two mostly unrelated and massively overleveraged regional operators which were more closely aligned with CTL’s legacy landline business than the fiber business, saw their stocks collapse after dividend cuts. Storey and Patel confirm that the dividend is safe based on the combined EBITDA of the Level 3 and CTL fiber networks, the synergies from the deal, and the use of Level 3’s net operating losses (NOLs) to reduce taxes. By our estimates, once the synergies are realized, the company should deliver over $3/share of FCF after capex, which will amply cover the $2.16 dividend. We see material additional upside not built into our appraisal based on Patel’s record of cost cutting after mergers and the multiple players that would benefit from owning this network. When the stock price dramatically disregarded the positive fundamentals and our assessment of CTL’s intrinsic value, we bought more during the year, including in the fourth quarter. Management and the board appeared to share our enthusiasm as demonstrated by significant December insider purchases as soon as the blackout period that prohibited purchases was lifted.

Portfolio Activity

It may seem odd that we made purchases given new market

highs. We do not require a market correction to find qualifiers, just individual business value mispricing. And while the overall market had strikingly low volatility, a few good businesses’ stocks declined enough to enable us to buy three new investments – Fairfax in the first half and two undisclosed businesses in the fourth quarter. One new position was a time horizon arbitrage opportunity where past mismanagement and a dividend cut obscured the longer term value and prospects for industry-leading businesses. The other was an example of how complexity often leads Southeastern to investments. A more traditionally associated segment of the company was under pressure industry-wide, taking the stock to a multiple similar to peers within that segment. In the case of this company, however, its most valuable segment consists of leading, protected brands that are growing in strength and demand.

We sold three businesses during the year and trimmed some of the Fund’s stronger performers whose discounts had diminished. Genting Singapore reached our appraisal; we sold K Wah with Hong Kong real estate’s strength after our view of management changed; and in the fourth quarter, we sold investment firm T. Rowe Price as the stock approached our appraisal. Despite near daily headlines on the death of active funds, T. Rowe grew assets under management and maintained its strong position in Target Date retirement funds. The stock gained 70% during our short 13 month holding period. We are grateful to CEO Bill Stromberg and Chairman Brian Rogers for driving strong performance during a challenging time for the industry.

Outlook

The Fund’s last two years’ 52% cumulative return outperformed the index and substantially beat our absolute goal of real double-digit returns. We believe we can continue to provide solid absolute and relative performance over the next 5+ years. First, as was true in 2017, what we own – not what drives the index – will produce our returns going forward, and the Fund’s portfolio contains discounted strong businesses with growing values selling at an average P/V in the mid-70s% – a striking contrast to what we believe is an overvalued index increasingly driven by momentum in a narrower group of companies. We expect our differentiation from the index to be a source of strength. Second, with lower equity market correlations and the prospect of more volatility among stocks, we expect undervaluation opportunities will increase, as they did in late 2017, providing us additional investments that will drive future compounding. Third, through our 42 years at Southeastern and in studying market history, we know that most broad trends come in cycles that can either turn quietly or with unexpected force. Most of our businesses remain in the out of favor bucket. We believe the recent dominance of

Global Fund	Longleaf Partners Funds	◾	33

Global Fund Management Discussion

momentum investing, which reflects speculation at elevated prices, will likely turn back to a favorable environment for undervalued stocks.

It is our strong view that with most asset classes selling at full prices and many areas within the stock market trading at high multiples, the inflated index is more vulnerable to downside surprises than likely to continue double-digit gains. Ben Graham’s definition of an investment from Security Analysis written in 1934 has never been more relevant: “An investment operation is one which, upon thorough analysis, promises safety of principal and a satisfactory return.” As the largest shareholder group in the Fund, we aim to preserve capital and compound at a real double-digit rate of return by owning a limited number of undervalued, high quality, competitively advantaged businesses where we are engaged with capable and aligned management partners. We have no doubt that we can deliver good performance because of our understanding of the drivers of each company’s value growth versus the associated risks, our ongoing dialogue with management, and our discipline to hold cash when businesses do not meet our stringent criteria.

Global Fund	Longleaf Partners Funds	◾	34

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception 12/27/12
Global Fund	26.33%	9.63%	9.61%
MSCI World Index	22.40	11.64	11.66

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Global Fund is 1.52%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.65% of average annual net assets. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

Global Fund	Longleaf Partners Funds	◾	35

Portfolio Summary

Portfolio Holdings at December 31, 2017

			Net Assets

Investments			87.3%
CenturyLink, Inc.	7.8
FedEx Corporation	6.9
Fairfax Financial Holdings, Limited	5.5
EXOR N.V.	5.5
LafargeHolcim Ltd.	5.3
CK Hutchison Holdings Limited	5.3
OCI N.V.	4.9
CK Asset Holdings Limited	4.3
Alphabet Inc.	4.3
United Technologies Corporation	4.1
Yum China Holdings, Inc.	4.1
Melco International Development Limited	4.0
Ferrovial S.A.	3.9
Allergan plc	3.9
CNX Resources Corporation	3.8
CNH Industrial N.V.	3.8
Wynn Resorts, Limited	2.5
Hopewell Holdings Limited	2.1
General Electric Company	1.9
Chesapeake Energy Corporation	1.6
CONSOL Energy Inc.	1.2
Genting Berhad (Warrants)	0.6	*

Cash Reserves Net of Other Assets and Liabilities			12.7 *
			100.0%

*Weightings	adjusted for sale of warrants and purchase of underlying stock:

Genting Berhad	3.6%
Cash Reserves Net of Other Assets and Liabilities	9.7

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2017 through December 31 2017

New Holdings	Quarter
Allergan plc	4Q
CenturyLink, Inc.(a)	4Q
CNX Resources Corporation(b)	4Q
Fairfax Financial Holdings, Limited	1Q
General Electric Company	4Q
Eliminations
Genting Singapore PLC	2Q
K. Wah International Holdings Limited	3Q
Level 3 Communications, Inc.(a)	4Q
T. Rowe Price Group, Inc.	4Q

(a)	Result of CenturyLink, Inc. and Level 3 Communications, Inc. merger.
(b)	Acquiredthrough corporate action of CONSOL Energy Inc.

Longleaf Partners Global Fund	Longleaf Partners Funds	◾	36

Portfolio of Investments

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	76,724	$9,787,681	4.1%
Air Freight & Logistics
FedEx Corporation (United States)	66,061	16,484,862	6.9
Chemicals
OCI N.V.*(a) (Netherlands)	465,968	11,757,664	4.9
Construction & Engineering
Ferrovial S.A. (Spain)	408,608	9,278,300	3.9
Construction Materials
LafargeHolcim Ltd (French Exchange)(a) (Switzerland)	205,845	11,618,051	4.9
LafargeHolcim Ltd (Swiss Exchange)(a) (Switzerland)	19,600	1,105,259	0.4
		12,723,310	5.3
Diversified Financial Services
EXOR N.V. (Netherlands)	214,151	13,130,059	5.5
Diversified Telecommunication Services
CenturyLink, Inc. (United States)	1,123,152	18,734,175	7.8
Hotels, Restaurants & Leisure
Melco International Development Limited (Hong Kong)	3,259,388	9,595,208	4.0
Wynn Resorts, Limited (United States)	35,809	6,037,039	2.5
Yum China Holdings, Inc. (China)	243,465	9,743,469	4.1
		25,375,716	10.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,012,029	12,707,276	5.3
General Electric Company (United States)	255,239	4,453,921	1.9
		17,161,197	7.2
Insurance
Fairfax Financial Holdings, Limited (Canada)	24,711	13,158,362	5.5
Internet Software & Services
Alphabet Inc. — Class C* (United States)	9,735	10,186,704	4.3
Machinery
CNH Industrial N.V. (Netherlands)	676,037	9,060,440	3.8
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation* (United States)	931,911	3,690,368	1.6
CNX Resources Corporation* (United States)	624,551	9,137,181	3.8
CONSOL Energy Inc.* (United States)	75,256	2,973,365	1.2
		15,800,914	6.6
Pharmaceuticals
Allergan plc (United States)	56,267	9,204,156	3.9

See Notes to Financial Statements.

Longleaf Partners Global Fund	Longleaf Partners Funds	◾	37

Portfolio of Investments

Common Stocks

	Shares	Market Value	% of Net Assets
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	1,166,529	$10,197,806	4.3%
Hopewell Holdings Limited (Hong Kong)	1,391,500	5,138,301	2.1
		15,336,107	6.4
Total Common Stocks (Cost $166,041,150)		207,179,647	86.7

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.97, 12/18/18 * (Malaysia) (Cost $3,224,246)	3,775,186	1,380,597	0.6

Options Purchased

	Notional Amount
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $290,800)	28,000,000	50,400	—

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.20%, dated 12/29/17, due 1/2/18, Repurchase price $20,806,462 (Collateral: $21,226,824 U.S. Treasury Bond, 2.00% due 11/15/26, Par $21,920,000)	20,806,000	20,806,000	8.7
U.S. Treasury Bill, 1.38% due 5/17/18	10,000,000	9,946,938	4.2
Total Short-Term Obligations (Cost $30,754,150)		30,752,938	12.9

Total Investments (Cost $200,310,346)		239,363,582	100.2
Forward Currency Contracts		(209,268)	(0.1)
Other Assets (Liabilities), Net		(289,532)	(0.1)
Net Assets		$238,864,782	100.0%

*	Non-income producing security.

(a)	See Note 3.

See Notes to Financial Statements.

Longleaf Partners Global Fund	Longleaf Partners Funds	◾	38

Portfolio of Investments

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain (Loss)
USD 6,700,130	RMB 44,689,869	State Street	9/21/18	$(59,482)
USD 1,974,264	RMB 13,900,000	State Street	3/23/18	(149,786)
				$(209,268)

Currency Abbreviation:

RMB – Chinese Renminbi

USD – U.S. Dollar

Country Weightings
Net Assets
United States	38.0%
Hong Kong	15.7
Netherlands	14.2
Canada	5.5
Switzerland	5.3
China	4.1
Spain	3.9
Malaysia	0.6
87.3
All other, net	12.7
100.0%

See Notes to Financial Statements.

Longleaf Partners Funds	◾	39

Statements of Assets and Liabilities	at December 31, 2017

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets
Affiliated securities, at market value (Cost $342,340,396,
$1,437,447,578, $0, $0, respectively) (Note 2 and 5)	$213,996,444	$1,557,283,116	$—	$—
Controlled investments, at market value (Cost $0, $229,430,000, $0, $0, respectively) (Note 5)	—	159,716,986	—	—
Non-affiliated securities, at market value (Cost $2,442,490,620, $1,920,731,359, $1,008,146,000, $200,310,346, respectively)(Note 2)	3,079,809,766	2,083,488,749	1,183,551,193	239,363,582
Cash	658	563	136	715
Receivable for:
Fund shares sold	107,414	567,301	211,572	3,000
Dividends and interest	940,989	7,901,663	818	64,006
Securities sold	3,268,168	475,129	—	—
Foreign tax reclaims	—	—	189,547	30,202
Other assets	94,562	113,135	33,461	8,963
Total Assets	3,298,218,001	3,809,546,642	1,183,986,727	239,470,468
Liabilities
Payable for:
Fund shares redeemed	1,875,452	846,952	372,820	137,270
Securities purchased	—	—	15,110	—
Investment counsel fee (Note 3)	2,174,105	2,511,953	1,073,879	169,755
Administration fee (Note 3)	278,556	323,603	98,895	19,899
Unrealized loss on forward currency contracts (Note 8)	—	—	5,072,460	209,268
Other accrued expenses	357,017	267,486	156,582	69,494
Total Liabilities	4,685,130	3,949,994	6,789,746	605,686
Net Assets	$3,293,532,871	$3,805,596,648	$1,177,196,981	$238,864,782

Net assets consist of:
Paid-in capital	$2,594,000,296	$3,359,668,391	$1,046,085,164	$189,975,993
Undistributed net investment income (loss)	2,730,664	2,051,734	(22,109,997)	—
Accumulated net realized gain (loss) on investments and foreign currency	187,826,717	230,996,609	(17,109,360)	10,044,221
Net unrealized appreciation on investments and foreign currency	508,975,194	212,879,914	170,331,174	38,844,568
Net Assets	$3,293,532,871	$3,805,596,648	$1,177,196,981	$238,864,782
Net asset value per share	$26.84	$27.60	$16.63	$14.94
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	122,711,668	137,859,534	70,787,464	15,985,315

See Notes to Financial Statements

Longleaf Partners Funds	◾	40

Statements of Operations	For the Year Ended December 31, 2017

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $0, $0, $315,829, $12,592, respectively)	$41,164,764	$38,142,943	$15,817,992	$3,274,491
Dividends from affiliates (no foreign tax withheld) (Note 5)	—	18,360,983	—	—
Dividends from controlled investments (no foreign tax withheld) (Note 5)	—	9,399,241	—	—
Interest from non-affiliates	5,882,237	38,643,405	2,743,702	75,084
Total Investment Income	47,047,001	104,546,572	18,561,694	3,349,575
Expenses:
Investment counsel fee (Note 3)	26,352,295	31,483,451	12,425,894	2,412,648
Administration fee (Note 3)	3,380,306	4,064,460	1,142,589	214,458
Transfer agent fees and expenses	1,423,804	652,212	431,556	59,388
Trustees’ fees and expenses	305,297	305,337	305,356	304,984
Custodian fees and expenses	233,367	140,602	230,645	49,120
Other	360,705	583,233	201,946	134,703
Total Expenses	32,055,774	37,229,295	14,737,986	3,175,301
Expense reimbursement (Note 3)	—	—	—	(601,810)
Net expenses after reimbursement	32,055,774	37,229,295	14,737,986	2,573,491
Net Investment Income	14,991,227	67,317,277	3,823,708	776,084
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	585,632,064	459,475,721	77,234,321	14,202,453
Affiliated securities (Note 5)	(10,982,444)	47,818,176	—	—
Forward currency contracts (Note 8)	—	—	(2,754,173)	(731,368)
Foreign currency transactions	(37,824)	(2,862)	(66,356)	(10,524)
Net Realized Gain	574,611,796	507,291,035	74,413,792	13,460,561
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	(129,747,300)	(299,182,580)	169,824,772	34,900,806
Affiliated securities (Note 5)	26,398,350	157,610,225	—	—
Controlled investments (Note 5)	—	(85,391,777)	—	—
Forward currency contracts (Note 8)	—	—	(9,199,337)	(424,796)
Foreign currency transactions	—	—	16,496	5,110
Net Change in Unrealized Appreciation (Depreciation)	(103,348,950)	(226,964,132)	160,641,931	34,481,120
Net Realized and Unrealized Gain	471,262,846	280,326,903	235,055,723	47,941,681
Net Increase in Net Assets Resulting from Operations	$486,254,073	$347,644,180	$238,879,431	$48,717,765

See Notes to Financial Statements

Longleaf Partners Funds	◾	41

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Operations:

Net investment income	$14,991,227	$29,371,592	$67,317,277	$9,252,843

Net realized gain (loss) from investments and foreign currency transactions	574,611,796	(144,130,128)	507,291,035	630,074,627

Net change in unrealized appreciation from investments and foreign currency transactions	(103,348,950)	766,201,074	(226,964,132)	105,992,749

Net increase in net assets resulting from operations	486,254,073	651,442,538	347,644,180	745,320,219

Distributions to Shareholders:

From net investment income	(40,004,719)	(340,704)	(61,941,724)	(13,901,253)

From net realized gain on investments	(238,430,732)	(73,156,585)	(247,833,660)	(631,805,935)

Net decrease in net assets resulting from distributions	(278,435,451)	(73,497,289)	(309,775,384)	(645,707,188)

Capital Share Transactions:

Net proceeds from sale of shares	73,944,693	160,784,617	321,311,467	318,047,835

Reinvestment of shareholder distributions	257,051,190	67,776,841	240,839,718	518,783,340

Cost of shares redeemed	(693,569,794)	(982,801,821)	(790,084,639)	(750,426,127)

Net increase (decrease) in net assets from fund share transactions	(362,573,911)	(754,240,363)	(227,933,454)	86,405,048

Total increase (decrease) in net assets	(154,755,289)	(176,295,114)	(190,064,658)	186,018,079

Net Assets:
Beginning of period	3,448,288,160	3,624,583,274	3,995,661,306	3,809,643,227

End of period	$3,293,532,871	$3,448,288,160	$3,805,596,648	$3,995,661,306

Undistributed net investment income	$2,730,664	$27,781,980	$2,051,734	$—

Capital Share Transactions:

Issued	2,776,283	7,039,409	11,329,725	11,190,230

Reinvested	9,789,569	2,679,881	8,738,049	19,051,655

Redeemed	(25,838,716)	(42,694,248)	(27,555,411)	(26,087,020)

Net increase (decrease) in shares outstanding	(13,272,864)	(32,974,958)	(7,487,637)	4,154,865

See Notes to Financial Statements

Longleaf Partners Funds	◾	42

Statements of Changes in Net Assets

	International Fund		Global Fund
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Operations:

Net investment income	$3,823,708	$8,863,835	$776,084	$966,468

Net realized gain (loss) from investments and foreign currency transactions	74,413,792	(53,175,926)	13,460,561	13,064,107

Net change in unrealized appreciation from investments and foreign currency transactions	160,641,931	151,418,346	34,481,120	21,940,084

Net increase in net assets resulting from operations	238,879,431	107,106,255	48,717,765	35,970,659

Distributions to Shareholders:

From net investment income	(12,446,317)	(23,296,482)	(528,457)	(924,728)

From net realized gain on investments	—	—	(2,066,397)	—

Net decrease in net assets resulting from distributions	(12,446,317)	(23,296,482)	(2,594,854)	(924,728)

Capital Share Transactions:

Net proceeds from sale of shares	134,261,807	79,067,355	25,952,131	47,872,912

Reinvestment of shareholder distributions	11,154,846	20,439,479	1,939,912	654,820

Cost of shares redeemed	(183,395,778)	(311,556,604)	(22,733,780)	(63,455,139)

Net increase (decrease) in net assets from fund share transactions	(37,979,125)	(212,049,770)	5,158,263	(14,927,407)

Total increase (decrease) in net assets	188,453,989	(128,239,997)	51,281,174	20,118,524

Net Assets:
Beginning of year	988,742,992	1,116,982,989	187,583,608	167,465,084

End of year	$1,177,196,981	$988,742,992	$238,864,782	$187,583,608

Undistributed net investment income (loss)	$(22,109,997)	$(12,241,301)	$—	$—

Capital Share Transactions:

Issued	8,771,323	6,192,019	1,864,982	5,054,847

Reinvested	672,785	1,520,720	134,321	54,797

Redeemed	(11,725,377)	(25,056,854)	(1,703,455)	(6,207,475)

Net increase (decrease) in shares outstanding	(2,281,269)	(17,344,115)	295,848	(1,097,831)

See Notes to Financial Statements

Longleaf Partners Funds	◾	43

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by using an external pricing service as determined by the Board of Trustees, consistent with any regulatory guidelines, and are categorized as Level 2.

Security Transactions

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on

Longleaf Partners Funds	◾	44

Notes to Financial Statements

the dividend. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants

The Funds may invest in warrants and stock purchase rights of companies, which gives the Funds the right to buy stock. The warrant specifies the amount of the underlying stock, the exercise price, and the date the warrant expires. The Funds have no obligation to exercise the warrant and buy the stock.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.

Longleaf Partners Funds	◾	45

Notes to Financial Statements

The market value of an exchange traded option is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees, and are categorized in Level 2 of the fair value hierarchy.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.20% on first $500 million of average net assets 1.00% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

Longleaf Partners Funds	◾	46

Notes to Financial Statements

Southeastern has agreed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	1.50%
Small-Cap Fund	1.50
International Fund	1.75
Global Fund	1.20	*

*	Effective May 1, 2016, Southeastern agreed to voluntarily reduce the expense limit from 1.65% to 1.20%. The voluntary waiver and/or reimbursement for the Global Fund may be discontinued at any time. Southeastern waived and/or reimbursed $601,810 of Global Fund’s expenses during the period ended December 31, 2017.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

A substantial shareholder of Southeastern Concentrated Value Ltd. (SCV), a private fund under a discretionary investment management agreement with Southeastern and in which Longleaf portfolio managers and related parties have a substantial financial interest, is CEO and a director of OCI N.V. and a director of LafargeHolcim Ltd, which are investments in the Funds. Southeastern intends to follow its established investment disciplines with respect to OCI N.V. and LafargeHolcim Ltd and will disregard any potential biases the SCV relationship might create.

Note 4. Investment Transactions

Purchases and sales of investment securities for the period ended December 31, 2017 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales
Partners Fund	$735,669,390	$1,492,854,633
Small-Cap Fund	885,815,160	1,486,589,261
International Fund	219,214,316	369,697,932
Global Fund	51,569,459	60,287,793

Note 5. Affiliated Issuer and Controlled Investments

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended December 31, 2017 were as follows:

Longleaf Partners Funds	◾	47

Notes to Financial Statements

	Shares at 12/31/17	Market Value at 12/31/16	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/17 to 12/31/17	Net Unrealized Appreciation (Depreciation) 1/1/17 to 12/31/17	Market Value at 12/31/17
Partners Fund
CNX Resources Corporation*(a)(b)	10,778,002	$210,314,807	$384,887	$41,284,286	$—	$(10,920,251)	$(812,988)	$157,682,169
CONSOL Energy Inc.*(b)	1,425,317	—	29,829,400	664,270	—	(62,193)	27,211,338	56,314,275
		$210,314,807	$30,214,287	$41,948,556	$—	$(10,982,444)	$26,398,350	$213,996,444
Small-Cap Fund
Actuant Corporation – Class A	5,841,674	$151,591,440	$—	$—	$233,667	$—	$(3,797,088)	$147,794,352
CNX Resources Corporation*(b)	12,393,237	227,769,266	1,456,188	35,176,813	—	(3,981,928)	(8,753,656)	181,313,057
CONSOL Energy Inc.*(b)	1,523,676	—	31,765,153	475,132	—	(67,619)	28,978,037	60,200,439
Deltic Timber Corporation(a)	—	139,354,737	—	167,370,752	595,243	52,220,000	(24,203,985)	—
Eastman Kodak Company*(c)	4,000,000	—	43,000,000	—	—	—	(30,600,000)	12,400,000
Eastman Kodak Company Convertible Preferred Stock – Series A 5.5%(c)(d)(e)	1,864,300	202,108,763	—	—	9,399,241	—	(54,791,777)	147,316,986
Graham Holdings Company – Class B	428,000	219,114,600	—	—	2,174,240	—	19,859,200	238,973,800
Hopewell Holdings Limited	52,817,500	184,772,945	—	2,428,537	11,912,418	155,682	12,535,636	195,035,726
OCI N.V.*(f)	10,985,840	192,185,967	—	654,682	—	(154,671)	85,826,562	277,203,176
Rayonier Inc.(a)	—	177,254,420	—	187,133,147	—	(4,482,600)	14,361,327	—
SEACOR Holdings Inc.*(a)	—	62,474,924	—	52,622,854	—	4,129,312	(13,981,382)	—
Sonic Corp.	6,370,000	121,683,763	41,236,610	—	3,445,415	—	12,127,227	175,047,600
ViaSat, Inc.*	3,763,727	227,552,647	19,503,972	—	—	—	34,658,347	281,714,966
		$1,905,863,472	$136,961,923	$445,861,917	$27,760,224	$47,818,176	$72,218,448	$1,717,000,102

*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Effective November 29, 2017, CNX Resources Corporation (formerly, CONSOL Energy Inc.) spun-off CONSOL Energy Inc. (formerly, CONSOL Mining Corporation).
(c)	Controlled investment.
(d)	Restricted security, see Portfolio of Investments for additional disclosures.
(e)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(f)	See Note 3.

Longleaf Partners Funds	◾	48

Notes to Financial Statements

Note 6. Related Ownership

At December 31, 2017 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:

Percent of Fund
Partners Fund	14%
Small-Cap Fund	3
International Fund	25
Global Fund	56*
*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ investments at December 31, 2017 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stock	$2,533,248,169	$—	$—	$2,533,248,169
Options Purchased	—	331,200	—	331,200
Short-Term Obligations	—	760,226,841	—	760,226,841
Total	$2,533,248,169	$760,558,041	$—	$3,293,806,210

Small-Cap Fund
Common Stock	$2,609,116,954	$—	$—	$2,609,116,954
Preferred Stock	—	—	147,316,986	147,316,986
Corporate Bonds	—	179,563,291	—	179,563,291
Options Purchased	—	439,200	—	439,200
Short-Term Obligations	—	$864,052,420	—	$864,052,420
Total	$2,609,116,954	$1,044,054,911	$147,316,986	$3,800,488,851

International Fund
Common Stock	$912,077,509	$—	$860,040	$912,937,549
Warrants	7,690,853	—	—	7,690,853
Options Purchased	—	286,200	—	286,200

Longleaf Partners Funds	◾	49

Notes to Financial Statements

	Level 1	Level 2	Level 3	Total Value
Short-Term Obligations	$—	$262,636,591	$—	$262,636,591
Forward Currency Contracts	—	(5,072,460)	—	(5,072,460)
Total	$919,768,362	$257,850,331	$860,040	$1,178,478,733
Global Fund
Common Stocks	$207,179,647	$—	$—	$207,179,647
Warrants	1,380,597	—	—	1,380,597
Options Purchased	—	50,400	—	50,400
Short-Term Obligations	—	30,752,938	—	30,752,938
Forward Currency Contracts	—	(209,268)	—	(209,268)
Total	$208,560,244	$30,594,070	$—	$239,154,314

Transfers are recognized at the beginning of the reporting period. There were no transfers between Level 1, 2, or 3 during the period.

The following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of Level 3 assets, and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing fundamental data relating to the issuer. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value at 12/31/17 (000s)	Valuation Technique	Unobservable Input	Value or Range of Input		Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$147,317	Preferred Stock Pricing Model	Expected Volatility	40%		Increase
International Fund	Common Stock	$860	Discounted Cash Flow Method	Discount Rate Revenue Growth Rate	17 - 35 0 - 4	% %	Decrease Increase

*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

Longleaf Partners Funds	◾	50

Notes to Financial Statements

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2017:

	Small-Cap Fund		International Fund
Fair value at December 31, 2016	$202,108,763		$5,472,318
Change in unrealized depreciation	(54,791,777)	(a)	(4,612,278)	(b)
Fair value at December 31, 2017	$147,316,986		$860,040

(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Controlled investments.
(b)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Non-affiliated securities.

Note 8. Derivative Instruments

The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.

The Statements of Assets and Liabilities included the following financial derivative instrument fair values at December 31, 2017:

	Location	Currency
		Partners Fund
Options Purchased	Non-affiliated securities, at market value	$331,200

		Small-Cap Fund
Options Purchased	Non-affiliated securities, at market value	$439,200
		International Fund
Options Purchased	Non-affiliated securities, at market value	$286,200
Forward currency contracts	Unrealized loss on forward currency contracts	(5,072,460)
		$(4,786,260)

		Global Fund
Options Purchased	Non-affiliated securities, at market value	$50,400
Forward currency contracts	Unrealized loss on forward currency contracts	(209,268)
		$(158,868)

Financial derivative instruments had the following effect on the Statements of Operations for the period ended December 31, 2017:

	Location	Currency
		Partners Fund
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$(2,500,200)

		Small-Cap Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(3,320,957)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$936,554

Longleaf Partners Funds	◾	51

Notes to Financial Statements

	Location	Currency
		International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(3,631,311)
Forward currency contracts	Forward currency contracts	(2,754,173)
		$(6,385,484)
Change in unrealized appreciation (depreciation):
Options purchased	Non-affiliated securities	$1,948,979
Forward currency contracts	Forward currency contracts	(9,199,337)
		$(7,250,358)

		Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(239,507)
Forward currency contracts	Forward currency contracts	(731,368)
		$(970,875)
Change in unrealized depreciation:
Options purchased	Non-affiliated securities	$(21,430)
Forward currency contracts	Forward currency contracts	(424,796)
		$(446,226)

For the period ended December 31, 2017, the average monthly notional value of derivative instruments were as follows:

	Options Purchased	Forward Currency Contracts
Partners Fund	$184,000,000	$—
Small-Cap Fund	244,000,000	—
International Fund	159,000,000	104,271,863
Global Fund	28,000,000	9,596,225

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Longleaf Partners Funds	◾	52

Notes to Financial Statements

Note 9. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of December 31, 2017 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross Unrealized Appreciation	$649,041,233	$429,271,934	$236,448,482	$46,863,804
Gross Unrealized Depreciation	(186,931,764)	(220,043,829)	(80,516,175)	(9,069,873)
Net Unrealized Appreciation	$462,109,469	$209,228,105	$155,932,307	$37,793,931

Cost for Federal Income Tax Purposes	$2,831,696,741	$3,591,260,746	$1,027,617,327	$201,570,251

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The tax character of distributions paid was as follows:

	Year Ended December 31, 2017
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$238,430,732	$247,833,660	$—	$1,242,695
Ordinary income	40,004,719	61,941,724	12,446,317	1,352,159
	$278,435,451	$309,775,384	$12,446,317	$2,594,854

	Year Ended December 31, 2016
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$73,149,595	$618,884,164	$—	$—
Ordinary income	347,694	26,823,024	23,296,482	924,728
	$73,497,289	$645,707,188	$23,296,482	$924,728

The tax-basis components of accumulated earnings (losses) at December 31, 2017 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation	$462,109,469	$209,228,105	$155,932,307	$37,793,931
Late-year losses deferred	—	—	(2,659,242)	(19,639)
Capital loss carryforwards	—	—	(22,161,248)	—
Undistributed ordinary income	2,730,664	2,082,080	—	—
Undistributed long-term capital gains	234,692,442	233,259,672	—	11,114,497
Other Temporary Differences	—	1,358,400	—	—
	$699,532,575	$445,928,257	$131,111,817	$48,888,789

Longleaf Partners Funds	◾	53

Notes to Financial Statements

Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryforwards, if any, as of December 31, 2017.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term losses	$—	$—	$(22,161,248)	$—

During the year ended December 31, 2017, the Partners Fund, International Fund and Global Fund utilized $84,392,194, $66,387,034 and $104,835 of capital loss carryforwards, respectively.

The following permanent reclassifications were made between capital accounts to reflect the tax character of gains/losses from foreign currency transactions, foreign currency options, forward currency contracts, and passive investment companies. These reclassifications did not affect results of operations or net assets.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Undistributed net investment income	$(37,824)	$(3,323,819)	$(1,246,087)	$(247,627)
Accumulated net realized gain(loss) on investments and foreign currency	37,824	3,323,819	1,246,087	247,627

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2014-2017), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Note 10. Commitments and Contingencies

The Funds indemnify the Trust’s Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 11. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Longleaf Partners Funds	◾	54

Financial Highlights

The presentation is for a share outstanding throughout each period.

Partners Fund
	Year Ended December 31,
	2017		2016	2015		2014		2013
Net Asset Value Beginning of Period	$25.36		$21.45	$31.24		$33.75		$26.39
Net Investment Income	0.12	(a)	0.20 (a)	0.26	(a)	0.19	(a)	0.09
Net Realized and Unrealized Gain (Loss)	3.74		4.24	(6.05)		1.53		8.34
Total from Investment Operations	3.86		4.44	(5.79)		1.72		8.43
Dividends from Net Investment Income	(0.33)		— (b)	(0.30)		(0.20)		(0.08)
Distributions from Net Realized Capital Gains	(2.05)		(0.53)	(3.70)		(4.03)		(0.99)
Total Distributions	(2.38)		(0.53)	(4.00)		(4.23)		(1.07)
Net Asset Value End of Period	$26.84		$25.36	$21.45		$31.24		$33.75
Total Return	15.51%		20.72%	(18.80)%		4.92%		32.12%
Net Assets End of Period (thousands)	$3,293,533		$3,448,288	$3,624,583		$7,547,608		$8,600,542
Ratio of Expenses to Average Net Assets	0.95%		0.95%	0.93%		0.91%		0.92%
Ratio of Net Investment Income to Average Net Assets	0.44%		0.84%	0.92%		0.57%		0.25%
Portfolio Turnover Rate	28%		17%	46%		30%		23%

Small-Cap Fund
	Year Ended December 31,
	2017		2016	2015		2014		2013
Net Asset Value Beginning of Period	$27.49		$26.98	$30.42		$32.46		$28.88
Net Investment Income (Loss)	0.48	(a)(c)	0.07 (a)	(0.01	)(a)	(0.06	)(a)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.95		5.39	(1.83)		4.04		8.62
Total from Investment Operations	2.43		5.46	(1.84)		3.98		8.54
Dividends from Net Investment Income	(0.45)		(0.10)	—		—		—
Distributions from Net Realized Capital Gains	(1.87)		(4.85)	(1.60)		(6.02)		(4.96)
Total Distributions	(2.32)		(4.95)	(1.60)		(6.02)		(4.96)
Net Asset Value End of Period	$27.60		$27.49	$26.98		$30.42		$32.46
Total Return	8.99%		20.48%	(6.05)%		12.49%		30.45%
Net Assets End of Period (thousands)	$3,805,597		$3,995,661	$3,809,643		$4,383,882		$4,126,633
Ratio of Expenses to Average Net Assets	0.92%		0.91%	0.91%		0.91%		0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70	%(c)	0.23%	(0.03)%		(0.17)%		(0.24)%
Portfolio Turnover Rate	29%		31%	46%		51%		20%

(a)	Computed using average shares outstanding throughout the period.

(b)	Rounds to less than $0.01.

(c)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.

Longleaf Partners Funds	◾	55

Financial Highlights

International Fund
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$13.53	$12.35	$13.80	$17.94	$14.04
Net Investment Income	0.05 (a)	0.11 (a)	0.22 (a)	0.53 (a)	0.06
Net Realized and Unrealized Gain (Loss)	3.23	1.39	(1.30)	(3.12)	3.89
Total from Investment Operations	3.28	1.50	(1.08)	(2.59)	3.95
Dividends from Net Investment Income	(0.18)	(0.32)	(0.23)	(0.54)	(0.05)
Distributions from Net Realized Capital Gains	—	—	(0.14)	(1.01)	—
Total Distributions	(0.18)	(0.32)	(0.37)	(1.55)	(0.05)
Net Asset Value End of Period	$16.63	$13.53	$12.35	$13.80	$17.94
Total Return	24.23%	12.20%	(7.91)%	(14.76)%	28.14%
Net Assets End of Period (thousands)	$1,177,197	$988,743	$1,116,983	$1,459,608	$1,827,767
Ratio of Expenses to Average Net Assets	1.29%	1.33%	1.28%	1.25%	1.27%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.88%	1.61%	3.06%	0.36%
Portfolio Turnover Rate	25%	21%	53%	54%	36%

Global Fund
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$11.96	$9.98	$11.60	$12.84	$10.00
Net Investment Income (Loss)	0.05 (a)	0.06 (a)	0.03 (a)	0.09 (a)	(0.03)
Net Realized and Unrealized Gain (Loss)	3.09	1.98	(1.63)	(0.84)	2.87
Total from Investment Operations	3.14	2.04	(1.60)	(0.75)	2.84
Dividends from Net Investment Income	(0.03)	(0.06)	(0.02)	(0.08)	—
Distributions from Net Realized Capital Gains	(0.13)	—	—	(0.41)	—
Total Distributions	(0.16)	(0.06)	(0.02)	(0.49)	—
Net Asset Value End of Period	$14.94	$11.96	$9.98	$11.60	$12.84
Total Return	26.33%	20.43%	(13.76)%	(5.98)%	28.40%
Net Assets End of Period (thousands)	$238,865	$187,584	$167,465	$164,372	$113,476
Ratio of Expenses to Average Net Assets(b)	1.20%	1.32%	1.54%	1.58%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	0.54%	0.30%	0.70%	(0.55)%
Portfolio Turnover Rate	27%	33%	58%	40%	4%

(a)	Computed using average shares outstanding throughout the period.

(b)	Expenses presented net of fee waiver, the expense ratio before waiver for the years ended December 31, 2017, 2016 and 2013 were 1.48%, 1.52%, and 1.73%, respectively.

Longleaf Partners Funds	◾	56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund (constituting Longleaf Partners Funds Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2018

We have served as the auditor of one or more investment companies in Longleaf Partners Funds Trust since 1987.

Longleaf Partners Funds	◾	57

Statement Regarding Basis for Approval of Investment Advisory Contracts

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.

On September 18, 2017, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2017 to October 31, 2018. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.

Nature, Extent and Quality of Services Provided

While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ prospectus:

•	We will treat your investment as if it were our own.

•	We will remain significant investors in Longleaf Partners Funds.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•	We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-l charges on mutual fund shareholders.

•	We will consider closing to new investors if closing would benefit existing clients.

•	We will discourage short-term speculators and market timers.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern’s execution of its investment discipline, as well as its shareholder oriented approach. Southeastern’s actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern’s Code of Ethics requirement

Longleaf Partners Funds	◾	58

Statement Regarding Basis for Approval of Investment Advisory Contracts

that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

The Trustees recognized Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 40-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.

Comparative Investment Performance of the Funds and Adviser

Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2017 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. The Partners Fund exceeded inflation plus 10% as well as the S&P 500’s return plus 200 basis points for the 1-year period. The Small-Cap Fund exceeded inflation plus 10% for the 1 and 5-year periods and the Russell 2000’s return for the 10-year period, but not by 200 basis points. The International Fund exceeded inflation plus 10% in the short term, as well as EAFE plus 200 basis points. The Global Fund exceeded inflation plus 10% and MSCI World plus 200 basis points for the 1 and 2-year periods. Southeastern discussed its approach of intelligent, concentrated, engaged, long-term, partnership investing and its confidence in delivering long-term performance clients expect.

The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.

The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund

The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.

While Southeastern’s management fees for each Fund were above average, non- management expenses (except for the Global Fund) were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed since June 9, 2017, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed since July 1997, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.

In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.

The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because

Longleaf Partners Funds	◾	59

Statement Regarding Basis for Approval of Investment Advisory Contracts

of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.

The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern’s successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund’s breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. With this in mind, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund’s expense limit to 1.20% (a voluntary fee waiver which may be discontinued at any time). Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.

Conclusion

While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Longleaf Partners Funds	◾	60

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at June 30, 2017 and held through December 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/17	Ending account value 12/31/17	Expenses paid during period*	Ending account value 12/31/17	Expenses paid during period*	Annualized expense ratio
Partners Fund	$1,000.00	$1,069.90	$4.96	$1,020.42	$4.84	0.95%
Small-Cap Fund	1,000.00	1,038.50	4.73	1,020.57	4.69	0.92
International Fund	1,000.00	1,053.10	6.68	1,018.70	6.56	1.29
Global Fund	1,000.00	1,057.30	6.22	1,019.16	6.11	1.20

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Longleaf Partners Funds	◾	61

Information on Boards of Trustees

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Deloach and Mr. Misener were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (69) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012	Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	4
Independent or Non-Interested Trustees
Chadwick H. Carpenter, Jr. (67) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1993 1993 1998 2012	Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97)	4
Margaret H. Child (61) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Marketing Consultant since 2005	4	Trustee and Vice- Chair, John F. Kennedy Library Foundation (2004-Present); Trustee, The Harvard Lampoon Trust (2010-Present); Trustee, Harris J. and Geraldine S. Nelson Foundation (2011-Present)
Daniel W. Connell, Jr. (69) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012	Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2005-2006); Senior Vice President- Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	4
Rex M. Deloach (80)** 4033 Spring Island Okatie, SC 29909	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2003 2003 2003 2012	President, Financial Insights, LLC (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) (1994-2012)	4

Longleaf Partners Funds	◾	62

Information on Boards of Trustees

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Steven N. Melnyk (70) 5015 Pirates Cove Road Jacksonville, FL 32210	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant since 1997; Senior Vice President, Stephens, Inc. (financial services) (2009-2016); Real Estate Development, The Sea Island Company, (2005-2009); Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	4
Kent A. Misener (65) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC since 2015; Chief Investment Officer, Deseret Mutual Benefits Adminis- trators (1983-2015)	4	Trustee, State Institutional Trust Fund Office, Salt Lake City, UT
C. Barham Ray (71) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012	Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) (2005-2013)	4	Director, Financial Federal Savings Bank, Memphis, TN
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.
**	Mr. Deloach retired from the Board effective December 31, 2017.

Longleaf Partners Funds	◾	63

Fund Information

The following additional information may be obtained for free by calling (800) 445-9469, visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Roommay be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available on the until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	◾	64

Service Directory

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Closed 6/9/2017
Sm-Cap	LLSCX	543069207	134	Closed 7/31/1997
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2017	2016
(a) Audit Fees	$179,463	$213,735
(b) Audit Related Fees	—	—
(c) Tax Fees*	48,700	52,000
(d) All Other Fees	—	—

* Includes amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $69,989 and $70,672 in 2017 and 2016, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2017 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the most recent fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 21, 2018

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 21, 2018

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.